UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-09019
The Dow® Target Variable Fund LLC

(Exact name of registrant as specified in charter)

One Financial Way, Cincinnati, Ohio	45242

(Address of principal executive offices)	(Zip code)
Kimberly A. Plante, Secretary
The Dow® Target Variable Fund LLC
P.O. Box 237 Cincinnati, OH 45201

(Name and address of agent for service)
Registrant’s telephone number, including area code: 513-794-6971

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports To Stockholders.

The Dow® Target Variable Fund LLC

Annual Report

December 31, 2008

Ohio National Financial Services®

1909 100 Years 2009

Life changes. We'll be there.®

The Dow® Target Variable Fund LLC Annual Report December 31, 2008

President’s Message

Dear Investor:

The year 2008 will be long remembered as one that most investors will prefer to forget. The first half of the year was painful for investors, with both domestic and international equity returns down 10 percent to 12 percent, and bond yields down slightly. As it turned out, that was nothing compared to the second half of the year. Domestic and international equities were down 28 percent to 33 percent, bringing the 2008 annual returns down significantly — from -37 percent to -40 percent. Unfortunately, bond returns turned negative, too, with the Merrill Lynch U.S. Corporate Master Index down 11.1 percent for the second half of the year and down 6.8 percent for all of 2008.

These negative returns for both equity and bonds meant there were very few places for investors to hide. One of the few asset classes with positive returns were Treasuries, as investors fled for the safety of U.S. government securities. The Merrill Lynch U.S. Treasury Master Index posted positive returns during 2008 of 13.9 percent as interest rates fell.

Today, one would have to question the wisdom of investing in government securities. With the very large amount of economic stimulus that most believe is necessary to revive the U.S. economy and the accompanying U.S. Treasury debt issuance that will come with it, Treasury yields must rise to attract investors. We have already seen this happen early in 2009, as the Ten-Year U.S. Treasury bond has risen 60 basis points from its low in late December. Since treasury prices move inversely to yields, prices have declined and total return so far in 2009 is negative.

In addition, money market portfolios came under considerable pressure after the Reserve Primary Fund “broke the buck” following Lehman Brothers’ bankruptcy in September. A money market portfolio is required to maintain a stable share price (typically $1.00). Failing to maintain the price (in this case due to credit losses) is known as “breaking the buck”. The nation’s oldest money market mutual fund, the Reserve Primary Fund, had invested heavily in Lehman Brothers’ short-term debt. Once Lehman Brothers filed for bankruptcy, the Reserve Funds share price fell to $0.97 — the first time in 14 years that a money market fund had broken the buck.

Lehman Brothers’ bankruptcy, along with the Reserve Primary Fund’s issues, heightened awareness of the credit issues in the U.S. economy and exacerbated the credit crunch, which continues to date. While there were some signs of a credit thaw in early January, banks are still unwilling to lend. Until credit is flowing freely, the U.S. economy will have a difficult time recovering.

The Dow® Target Variable Fund

The Portfolios in The Dow® Target Variable Fund tended to fare like most other actively managed portfolios did in 2008; returns were negative and all of the Dow Target Portfolios trailed the Dow Jones Industrials Indexsm.

Looking Ahead

In my last letter, the questions regarding the economic retraction of “how long, how wide, and how deep” were asked. Unfortunately, today there is still little clarity in our economic direction. We are now fifteen to seventeen months into a recession that has been forecast to last nineteen months. Typically at this point in the cycle, the equity markets are leading the recovery. As of mid-January, that recovery is still not evident. The questions, “how long, how wide and how deep”, remain unanswered.

Thank you for entrusting your assets to The Dow® Target Variable Fund. We look forward to continuing to serve your investment needs.

Sincerely,
John J. Palmer, FSA
President

Managers and Officers of The Dow® Target Variable Fund LLC

John J. Palmer, President and Manager
L. Ross Love, Manager
James E. Bushman, Manager
George M. Vredeveld, Manager
John I. Von Lehman, Manager
Thomas A. Barefield, Vice President
Christopher A. Carlson, Vice President
Dennis R. Taney, Chief Compliance Officer
R. Todd Brockman, Treasurer
Catherine E. Gehr, Assistant Treasurer
Kimberly A. Plante, Secretary
Katherine L. Carter, Assistant Secretary

The Statement of Additional Information (“SAI”) of The Dow® Target Variable Fund LLC (the “Fund”) includes additional information about the Fund Managers and is available, without charge, upon request, by calling 877-781-6392 toll-free.

A description of the policies and procedures that the Fund uses in voting proxies relating to Fund securities, as well as information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30, 2008, is available without charge, upon request, by calling 877-781-6392 toll-free and is also available on the Securities and Exchange Commission (the “Commission”) website at http://www.sec.gov.

The Fund has filed its Schedules of Investments as of March 31 and September 30 with the Commission, as required, on Form N-Q. Form N-Q is required to be filed with the Commission for the first and third quarters of each fiscal year within sixty days after the end of each period and is available on the Commission website upon acceptance of each submission.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus of The Dow Target Variable Fund LLC. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Investments, Inc., One Financial Way, Cincinnati, OH 45242, telephone 513-794-6100.

The Dow® Target Variable Fund LLC
Dow Target 10 — First Quarter Portfolio

 Objective/Strategy

The Dow Target 10 Portfolios seek long-term capital growth and dividend income by investing in ten common stocks in the Dow Jones Industrial Averagesm that have the highest dividend yield as of the close of business on or about the second to last business day of the quarter.

 Performance as of December 31, 2008

Average Annual Total Returns:
One year	-37.44%
Five years	-4.73%
Since inception (1/4/99)	-1.18%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 Comments

For the year ended December 31, 2008, the Dow Target 10 — First Quarter Portfolio returned -37.44% versus -31.93% for the current benchmark, the Dow Jones Industrial Average Indexsm (“DJIAsm”).

The DJIAsm posted its third worst calendar year since its inception in 1896. It was surpassed only by 1931 and 1907, two years, ironically enough, in which the U.S. was enduring a major banking crisis, according to SeekingAlpha.com. Only two stocks in the DJIAsm were up in 2008 (Wal-Mart & McDonald’s). The price-to-earnings ratio on the DJIAsm is approximately 10.5 (trailing 12-month’s earnings). On a historical basis, you would have to go back to the Great Depression in the 1930s and the early 1980s when the economy was plagued by hyperinflation to find stocks at lower valuations than today. The severe drop in stock prices has pushed dividend yields higher. In fact, for the first time since 1958, the dividend yield on the S&P 500 Index eclipsed the 10-yr. Treasury Note at the start of December, according to MarketWatch.com.

All in all, U.S. stocks lost $6.9 trillion and equity markets plunged by more than $30 trillion globally. About the only securities to make money were those “backed by the full faith and credit of the U.S. government.” If there is a silver lining for stocks heading into 2009 it very well could be the huge amount of cash sitting on the sidelines. Americans were holding $8.85 trillion in cash and equivalents (low-yielding) at the end of November 2008. The total market capitalization of the DJIAsm was around $2.9 trillion at the close of 2008.

The combination of the sub-prime mortgage meltdown, corresponding credit crunch, historically low levels of consumer confidence and job losses pushed the U.S. economy into recession. In fact, the recession actually commenced in December 2007, according to the National Bureau of Economic Research. This pronouncement is crucial to investors because it establishes a timeline and timelines often have historical precedence. This one surely does.

Since 1953, the U.S. has endured nine recessions not counting the one we are in now, according to Ernie Ankrim, Ph.D., and Chief Investment Strategist at Russell Investments. The average duration for these recessions was 10.3 months, with the longest lasting 16 months. Using the Ibbotson Associates Equity Index (1952-January 1962) and the S&P 500 Index (February 1962-2002) to track the performance of stocks during these recessions, Ankrim discovered the following: If an investor would have bought stocks at the trough of each recession they would have enjoyed an average return of 17.6% for the 12 months following; however, had they bought 6 months prior to the bottom of the recession they would have reaped a return of 27.8%.

The Portfolio significantly lagged the DJIAsm in 2008. The stocks performed as follows: General Motors Corp. down 85.1%; Citigroup, Inc. down 73.4%; General Electric Co. down 53.8%; E.I. Du Pont de Nemours & Co. down 38.9%; Altria Group, Inc. down 31.3%; AT&T Inc. down 27.6%; JPMorgan Chase & Co. down 24.3%; Verizon Communications, Inc. down 18.0%; Pfizer, Inc. down 16.5%; and The Home Depot Inc. down 12.0%. The Portfolio ended the year with eleven stocks instead of ten. Phillip Morris was spun-off by Altria Group, Inc. on March 31, 2008. Philip Morris International Inc. returned -11.11% over the last nine months of 2008.(1)

According to Thomson First Call, the year-over-year estimated earnings growth rate for the companies in the S&P 500 Industrial Index is expected to be -10.18% in 2009, vs. -8.80% for the S&P 500 Index. Due to today’s challenging economic climate, these earnings targets more than likely will be subject to change, in our opinion.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2008.

(continued)

The Dow® Target Variable Fund LLC
Dow Target 10 — First Quarter Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones Industrial Averagesm is a price-weighted index composed of thirty of the largest, most liquid NYSE and NASDAQ listed stocks. The index presented includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2008 (1)

% of Net Assets

Common Stocks (2)	97.0
Repurchase Agreements and Other Net Assets	3.0

100.0

(1)	Composition of Portfolio subject to change.

(2)	Sectors:

% of Net Assets

Telecommunication Services	23.5
Consumer Discretionary	16.2
Financials	15.7
Health Care	12.6
Consumer Staples	12.6
Materials	9.3
Industrials	7.1

97.0

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 97.0%	Shares	Value

Automobiles – 2.1%
General Motors Corp.	10,892	$34,854

Chemicals – 9.3%
E.I. Du Pont de Nemours & Co.	6,221	157,391

Diversified Financial Services – 15.7%
Citigroup, Inc.	9,409	63,134
JPMorgan Chase & Co.	6,370	200,846

		263,980

Diversified Telecommunication Services – 23.5%
AT&T Inc.	6,493	185,050
Verizon Communications, Inc.	6,206	210,383

		395,433

Industrial Conglomerates – 7.1%
General Electric Co.	7,379	119,540

Pharmaceuticals – 12.6%
Pfizer, Inc.	12,036	213,158

Specialty Retail – 14.1%
The Home Depot Inc.	10,329	237,774

Tobacco – 12.6%
Altria Group, Inc.	3,628	54,638
Philip Morris International Inc.	3,623	157,637

		212,275

Total Common Stocks (Cost $2,718,284)		$1,634,405

	Face	Fair
Repurchase Agreements – 3.0%	Amount	Value

U.S. Bank 0.010% 01/02/2009	$51,000	$51,000

Repurchase price $51,000 Collateralized by:
Various Agency Mortgage-Backed Securities 2.395% to 5.000%, Due 09/01/2018 through 05/15/2033 Fair Value: $52,018
Total Repurchase Agreements (Cost $51,000)		$51,000

Total Investments – 100.0% (Cost $2,769,284) (a)		$1,685,405
Other Assets in Excess of Liabilities – (0.0)%		826

Net Assets – 100.0%		$1,686,231

Percentages are stated as a percent of Net Assets.

(a)	Represents cost for financial reporting purposes and Federal income tax purposes.

The accompanying notes are an integral part of these financial statements.

The Dow® Target Variable Fund LLC
Dow Target 10 — Second Quarter Portfolio

 Objective/Strategy

The Dow Target 10 Portfolios seek long-term capital growth and dividend income by investing in ten common stocks in the Dow Jones Industrial Averagesm that have the highest dividend yield as of the close of business on or about the second to last business day of the quarter.

 Performance as of December 31, 2008

Average Annual Total Returns:
One year	-46.33%
Five years	-6.21%
Since inception (4/1/99)	-1.10%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 Comments

For the year ended December 31, 2008, the Dow Target 10 — Second Quarter Portfolio returned -46.33% versus -31.93% for the current benchmark, the Dow Jones Industrial Average Indexsm (“DJIAsm”).

The DJIAsm posted its third worst calendar year since its inception in 1896. It was surpassed only by 1931 and 1907, two years, ironically enough, in which the U.S. was enduring a major banking crisis, according to SeekingAlpha.com. Only two stocks in the DJIAsm were up in 2008 (Wal-Mart & McDonald’s). The price-to-earnings ratio on the DJIAsm is approximately 10.5 (trailing 12-month’s earnings). On a historical basis, you would have to go back to the Great Depression in the 1930s and the early 1980s when the economy was plagued by hyperinflation to find stocks at lower valuations than today. The severe drop in stock prices has pushed dividend yields higher. In fact, for the first time since 1958, the dividend yield on the S&P 500 Index eclipsed the 10-yr. Treasury Note at the start of December, according to MarketWatch.com.

All in all, U.S. stocks lost $6.9 trillion and equity markets plunged by more than $30 trillion globally. About the only securities to make money were those “backed by the full faith and credit of the U.S. government.” If there is a silver lining for stocks heading into 2009 it very well could be the huge amount of cash sitting on the sidelines. Americans were holding $8.85 trillion in cash and equivalents (low-yielding) at the end of November 2008. The total market capitalization of the DJIAsm was around $2.9 trillion at the close of 2008.

The combination of the sub-prime mortgage meltdown, corresponding credit crunch, historically low levels of consumer confidence and job losses pushed the U.S. economy into recession. In fact, the recession actually commenced in December 2007, according to the National Bureau of Economic Research. This pronouncement is crucial to investors because it establishes a timeline and timelines often have historical precedence. This one surely does.

Since 1953, the U.S. has endured nine recessions not counting the one we are in now, according to Ernie Ankrim, Ph.D., and Chief Investment Strategist at Russell Investments. The average duration for these recessions was 10.3 months, with the longest lasting 16 months. Using the Ibbotson Associates Equity Index (1952-January 1962) and the S&P 500 Index (February 1962-2002) to track the performance of stocks during these recessions, Ankrim discovered the following: If an investor would have bought stocks at the trough of each recession they would have enjoyed an average return of 17.6% for the 12 months following; however, had they bought 6 months prior to the bottom of the recession they would have reaped a return of 27.8%.

The Portfolio significantly lagged the DJIAsm in 2008. The stocks performed as follows: General Motors Corp. down 85.1%; Citigroup, Inc. down 73.4%; General Electric Co. down 53.8%; Merck & Co., Inc. down 45.7%; E. I. Du Pont de Nemours & Co. down 38.9%; AT&T Inc. down 27.6%; Verizon Communications, Inc. down 18.0%; and Pfizer, Inc. down 16.5%.(1)

The Coca-Cola Co. and Altria Group, Inc. were removed from the Portfolio at the annual rebalancing to start the second quarter. The stocks returned -0.20% and -3.77%, respectively, in the first three months of 2008. They were replaced by Bank of America Corp. and JPMorgan Chase & Co. and they returned -60.28% and -24.62%, respectively, over the remaining nine months of 2008.(1)

According to Thomson First Call, the year-over-year estimated earnings growth rate for the companies in the S&P 500 Industrial Index is expected to be -10.18% in 2009, vs. -8.80% for the S&P 500 Index. Due to today’s challenging economic climate, these earnings targets more than likely will be subject to change, in our opinion.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2008.

(continued)

The Dow® Target Variable Fund LLC
Dow Target 10 — Second Quarter Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones Industrial Averagesm is a price-weighted index composed of thirty of the largest, most liquid NYSE and NASDAQ listed stocks. The index presented includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2008 (1)

% of Net Assets

Common Stocks (2)	97.7
Repurchase Agreements and Other Net Assets	2.3

100.0

(1)	Composition of Portfolio subject to change.

(2)	Sectors:

% of Net Assets

Telecommunication Services	28.5
Health Care	25.9
Financials	23.9
Materials	9.1
Industrials	7.4
Consumer Discretionary	2.9

97.7

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 97.7%	Shares	Value

Automobiles – 2.9%
General Motors Corp.	17,327	$55,446

Chemicals – 9.1%
E.I. Du Pont de Nemours & Co.	6,964	176,189

Diversified Financial Services – 23.9%
Bank of America Corp.	8,499	119,666
Citigroup, Inc.	15,531	104,213
JPMorgan Chase & Co.	7,575	238,840

		462,719

Diversified Telecommunication Services – 28.5%
AT&T Inc.	8,591	244,844
Verizon Communications, Inc.	9,065	307,303

		552,147

Industrial Conglomerates – 7.4%
General Electric Co.	8,833	143,095

Pharmaceuticals – 25.9%
Merck & Co., Inc.	7,268	220,947
Pfizer, Inc.	15,778	279,428

		500,375

Total Common Stocks (Cost $3,394,942)		$1,889,971

	Face	Fair
Repurchase Agreements – 2.3%	Amount	Value

U.S. Bank 0.010% 01/02/2009	$44,000	$44,000

Repurchase price $44,000 Collateralized by:
Various Agency Mortgage-Backed Securities 2.395% to 5.000%, Due 09/01/2018 through 05/15/2033 Fair Value: $44,878
Total Repurchase Agreements (Cost $44,000)		$44,000

Total Investments – 100.0% (Cost $3,438,942) (a)		$1,933,971
Other Assets in Excess of Liabilities – (0.0%)		622

Net Assets – 100.0%		$1,934,593

Percentages are stated as a percent of Net Assets.

(a)	Represents cost for financial reporting purposes and Federal income tax purposes.

The accompanying notes are an integral part of these financial statements.

The Dow® Target Variable Fund LLC
Dow Target 10 — Third Quarter Portfolio

 Objective/Strategy

The Dow Target 10 Portfolios seek long-term capital growth and dividend income by investing in ten common stocks in the Dow Jones Industrial Averagesm that have the highest dividend yield as of the close of business on or about the second to last business day of the quarter.

 Performance as of December 31, 2008

Average Annual Total Returns:
One year	-40.55%
Five years	-4.74%
Since inception (7/1/99)	-2.29%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 Comments

For the year ended December 31, 2008, the Dow Target 10 — Third Quarter Portfolio returned -40.55% versus -31.93% for the current benchmark, the Dow Jones Industrial Average Indexsm (“DJIAsm”).

The DJIAsm posted its third worst calendar year since its inception in 1896. It was surpassed only by 1931 and 1907, two years, ironically enough, in which the U.S. was enduring a major banking crisis, according to SeekingAlpha.com. Only two stocks in the DJIAsm were up in 2008 (Wal-Mart & McDonald’s). The price-to-earnings ratio on the DJIAsm is approximately 10.5 (trailing 12-month’s earnings). On a historical basis, you would have to go back to the Great Depression in the 1930s and the early 1980s when the economy was plagued by hyperinflation to find stocks at lower valuations than today. The severe drop in stock prices has pushed dividend yields higher. In fact, for the first time since 1958, the dividend yield on the S&P 500 Index eclipsed the 10-yr. Treasury Note at the start of December, according to MarketWatch.com.

All in all, U.S. stocks lost $6.9 trillion and equity markets plunged by more than $30 trillion globally. About the only securities to make money were those “backed by the full faith and credit of the U.S. government.” If there is a silver lining for stocks heading into 2009 it very well could be the huge amount of cash sitting on the sidelines. Americans were holding $8.85 trillion in cash and equivalents (low-yielding) at the end of November 2008. The total market capitalization of the DJIAsm was around $2.9 trillion at the close of 2008.

The combination of the sub-prime mortgage meltdown, corresponding credit crunch, historically low levels of consumer confidence and job losses pushed the U.S. economy into recession. In fact, the recession actually commenced in December 2007, according to the National Bureau of Economic Research. This pronouncement is crucial to investors because it establishes a timeline and timelines often have historical precedence. This one surely does.

Since 1953, the U.S. has endured nine recessions not counting the one we are in now, according to Ernie Ankrim, Ph.D., and Chief Investment Strategist at Russell Investments. The average duration for these recessions was 10.3 months, with the longest lasting 16 months. Using the Ibbotson Associates Equity Index (1952-January 1962) and the S&P 500 Index (February 1962-2002) to track the performance of stocks during these recessions, Ankrim discovered the following: If an investor would have bought stocks at the trough of each recession they would have enjoyed an average return of 17.6% for the 12 months following; however, had they bought 6 months prior to the bottom of the recession they would have reaped a return of 27.8%.

The Portfolio significantly lagged the DJIAsm in 2008. The stocks performed as follows: General Motors Corp. down 85.1%; Citigroup, Inc. down 73.4%; General Electric Co. down 53.8%; Merck & Co., Inc. down 45.7%; E. I. Du Pont de Nemours & Co. down 38.9%; AT&T Inc. down 27.6%; Verizon Communications, Inc. down 18.0%; and Pfizer, Inc. down 16.5%.(1)

Johnson & Johnson and Altria Group, Inc. were removed from the Portfolio at the annual rebalancing to start the third quarter. The stocks returned -2.22% and -9.62%, respectively, in the first six months of 2008. They were replaced by Bank of America Corp. and JPMorgan Chase & Co. and they returned -38.57% and -6.39%, respectively, over the remaining six months of 2008.(1)

According to Thomson First Call, the year-over-year estimated earnings growth rate for the companies in the S&P 500 Industrial Index is expected to be -10.18% in 2009, vs. -8.80% for the S&P 500 Index. Due to today’s challenging economic climate, these earnings targets more than likely will be subject to change, in our opinion.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2008.

(continued)

The Dow® Target Variable Fund LLC
Dow Target 10 — Third Quarter Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones Industrial Averagesm is a price-weighted index composed of thirty of the largest, most liquid NYSE and NASDAQ listed stocks. The index presented includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2008 (1)

% of Net Assets

Common Stocks (2)	97.2
Repurchase Agreements and Other Net Assets	2.8

100.0

(1)	Composition of Portfolio subject to change.

(2)	Sectors:

% of Net Assets

Financials	25.6
Telecommunication Services	25.6
Health Care	25.5
Industrials	8.5
Materials	8.2
Consumer Discretionary	3.8

97.2

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 97.2%	Shares	Value

Automobiles – 3.8%
General Motors Corp.	24,094	$77,101

Chemicals – 8.2%
E.I. Du Pont de Nemours & Co.	6,519	164,931

Diversified Financial Services – 25.6%
Bank of America Corp.	11,315	159,315
Citigroup, Inc.	16,133	108,253
JPMorgan Chase & Co.	7,940	250,348

		517,916

Diversified Telecommunication Services – 25.6%
AT&T Inc.	8,494	242,079
Verizon Communications, Inc.	8,117	275,166

		517,245

Industrial Conglomerates – 8.5%
General Electric Co.	10,597	171,671

Pharmaceuticals – 25.5%
Merck & Co., Inc.	7,526	228,790
Pfizer, Inc.	16,104	285,202

		513,992

Total Common Stocks (Cost $3,252,670)		$1,962,856

	Face	Fair
Repurchase Agreements – 2.7%	Amount	Value

U.S. Bank 0.010% 01/02/2009	$55,000	$55,000

Repurchase price $55,000 Collateralized by:
Various Agency Mortgage-Backed Securities 2.395% to 5.000%, Due 09/01/2018 through 05/15/2033 Fair Value: $56,097
Total Repurchase Agreements (Cost $55,000)		$55,000

Total Investments – 99.9% (Cost $3,307,670) (a)		$2,017,856
Other Assets in Excess of Liabilities – 0.1%		1,880

Net Assets – 100.0%		$2,019,736

Percentages are stated as a percent of Net Assets.

(a)	Represents cost for financial reporting purposes and Federal income tax purposes.

The accompanying notes are an integral part of these financial statements.

The Dow® Target Variable Fund LLC
Dow Target 10 — Fourth Quarter Portfolio

 Objective/Strategy

The Dow Target 10 Portfolios seek long-term capital growth and dividend income by investing in ten common stocks in the Dow Jones Industrial Averagesm that have the highest dividend yield as of the close of business on or about the second to last business day of the quarter.

 Performance as of December 31, 2008

Average Annual Total Returns:
One year	-35.00%
Five years	-3.70%
Since inception (10/1/99)	-0.41%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 Comments

For the year ended December 31, 2008, the Dow Target 10 — Fourth Quarter Portfolio returned -35.00% versus -31.93% for the current benchmark, the Dow Jones Industrial Average Indexsm (“DJIAsm”).

The DJIAsm posted its third worst calendar year since its inception in 1896. It was surpassed only by 1931 and 1907, two years, ironically enough, in which the U.S. was enduring a major banking crisis, according to SeekingAlpha.com. Only two stocks in the DJIAsm were up in 2008 (Wal-Mart & McDonald’s). The price-to-earnings ratio on the DJIAsm is approximately 10.5 (trailing 12-month’s earnings). On a historical basis, you would have to go back to the Great Depression in the 1930s and the early 1980s when the economy was plagued by hyperinflation to find stocks at lower valuations than today. The severe drop in stock prices has pushed dividend yields higher. In fact, for the first time since 1958, the dividend yield on the S&P 500 Index eclipsed the 10-yr. Treasury Note at the start of December, according to MarketWatch.com.

All in all, U.S. stocks lost $6.9 trillion and equity markets plunged by more than $30 trillion globally. About the only securities to make money were those “backed by the full faith and credit of the U.S. government.” If there is a silver lining for stocks heading into 2009 it very well could be the huge amount of cash sitting on the sidelines. Americans were holding $8.85 trillion in cash and equivalents (low-yielding) at the end of November 2008. The total market capitalization of the DJIAsm was around $2.9 trillion at the close of 2008.

The combination of the sub-prime mortgage meltdown, corresponding credit crunch, historically low levels of consumer confidence and job losses pushed the U.S. economy into recession. In fact, the recession actually commenced in December 2007, according to the National Bureau of Economic Research. This pronouncement is crucial to investors because it establishes a timeline and timelines often have historical precedence. This one surely does.

Since 1953, the U.S. has endured nine recessions not counting the one we are in now, according to Ernie Ankrim, Ph.D., and Chief Investment Strategist at Russell Investments. The average duration for these recessions was 10.3 months, with the longest lasting 16 months. Using the Ibbotson Associates Equity Index (1952-January 1962) and the S&P 500 Index (February 1962-2002) to track the performance of stocks during these recessions, Ankrim discovered the following: If an investor would have bought stocks at the trough of each recession they would have enjoyed an average return of 17.6% for the 12 months following; however, had they bought 6 months prior to the bottom of the recession they would have reaped a return of 27.8%.

The Portfolio significantly lagged the DJIAsm in 2008. The stocks performed as follows: Citigroup, Inc. down 73.4%; General Motors Corp. down 53.8%; Merck & Co., Inc. down 45.7%; E. I. Du Pont de Nemours & Co. down 38.9%; AT&T Inc. down 27.6%; JPMorgan Chase & Co. down 24.3%; and Pfizer, Inc. down 16.5%.(1)

The Home Depot Inc., McDonalds Corp. and Altria Group, Inc. were removed from the Portfolio at the annual rebalancing to start the fourth quarter. The stocks returned -1.34%, +6.81% and -11.38%, respectively, in the first nine months of 2008. They were replaced by Bank of America Corp., General Electric Co. and Kraft Foods Inc. and they returned -58.86%, -35.25% and -17.13%, respectively, over the remaining three months of 2008.(1)

According to Thomson First Call, the year-over-year estimated earnings growth rate for the companies in the S&P 500 Industrial Index is expected to be -10.18% in 2009, vs. -8.80% for the S&P 500 Index. Due to today’s challenging economic climate, these earnings targets more than likely will be subject to change, in our opinion.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2008.

(continued)

The Dow® Target Variable Fund LLC
Dow Target 10 — Fourth Quarter Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones Industrial Averagesm is a price-weighted index composed of thirty of the largest, most liquid NYSE and NASDAQ listed stocks. The index presented includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2008 (1)

% of Net Assets

Common Stocks (2)	97.0
Repurchase Agreements and Other Net Assets	3.0

100.0

(1)	Composition of Portfolio subject to change.

(2)	Sectors:

% of Net Assets

Telecommunication Services	26.9
Health Care	24.9
Financials	18.2
Consumer Staples	10.6
Industrials	8.2
Materials	8.2

97.0

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 97.0%	Shares	Value

Chemicals – 8.2%
E.I. Du Pont de Nemours & Co.	7,034	$177,960

Diversified Financial Services – 18.2%
Bank of America Corp.	8,103	114,090
Citigroup, Inc.	13,825	92,766
JPMorgan Chase & Co.	6,072	191,450

		398,306

Diversified Telecommunication Services – 26.9%
AT&T, Inc.	10,155	289,418
Verizon Communications, Inc.	8,836	299,540

		588,958

Food Products – 10.6%
Kraft Foods Inc.	8,656	232,414

Industrial Conglomerates – 8.2%
General Electric Co.	11,120	180,144

Pharmaceuticals – 24.9%
Merck & Co., Inc.	8,983	273,083
Pfizer, Inc.	15,377	272,327

		545,410

Total Common Stocks (Cost $3,167,457)		$2,123,192

	Face	Fair
Repurchase Agreements – 2.6%	Amount	Value

U.S. Bank 0.010% 01/02/2009	$57,000	$57,000

Repurchase price $57,000 Collateralized by:
Various Agency Mortgage-Backed Securities 2.395% to 5.000%, Due 09/01/2018 through 05/15/2033 Fair Value: $58,137
Total Repurchase Agreements (Cost $57,000)		$57,000

Total Investments – 99.6% (Cost $3,224,457) (a)		$2,180,192
Other Assets in Excess of Liabilities – 0.4%		9,854

Net Assets – 100.0%		$2,190,046

Percentages are stated as a percent of Net Assets.

(a)	Represents cost for financial reporting purposes and Federal income tax purposes.

The accompanying notes are an integral part of these financial statements.

The Dow® Target Variable Fund LLC
Dow Target 5 — First Quarter Portfolio

 Objective/Strategy

The Dow Target 5 Portfolios seek long-term capital growth and dividend income by investing in common stocks in the Dow Jones Industrial Averagesm. The portfolios invest in the five stocks with the lowest price per share of the Dow 10 as of the close of business on or about the second to last business day of the quarter.

 Performance as of December 31, 2008

Average Annual Total Returns:
One year	-48.41%
Five years	-4.14%
Since inception (1/3/00)	-0.85%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 Comments

For the year ended December 31, 2008, the Dow Target 5 — First Quarter Portfolio returned -48.41% versus -31.93% for the current benchmark, the Dow Jones Industrial Average Indexsm (“DJIAsm”).

The DJIAsm posted its third worst calendar year since its inception in 1896. It was surpassed only by 1931 and 1907, two years, ironically enough, in which the U.S. was enduring a major banking crisis, according to SeekingAlpha.com. Only two stocks in the DJIAsm were up in 2008 (Wal-Mart & McDonald’s). The price-to-earnings ratio on the DJIAsm is approximately 10.5 (trailing 12-month’s earnings). On a historical basis, you would have to go back to the Great Depression in the 1930s and the early 1980s when the economy was plagued by hyperinflation to find stocks at lower valuations than today. The severe drop in stock prices has pushed dividend yields higher. In fact, for the first time since 1958, the dividend yield on the S&P 500 Index eclipsed the 10-yr. Treasury Note at the start of December, according to MarketWatch.com.

All in all, U.S. stocks lost $6.9 trillion and equity markets plunged by more than $30 trillion globally. About the only securities to make money were those “backed by the full faith and credit of the U.S. government.” If there is a silver lining for stocks heading into 2009 it very well could be the huge amount of cash sitting on the sidelines. Americans were holding $8.85 trillion in cash and equivalents (low-yielding) at the end of November 2008. The total market capitalization of the DJIAsm was around $2.9 trillion at the close of 2008.

The combination of the sub-prime mortgage meltdown, corresponding credit crunch, historically low levels of consumer confidence and job losses pushed the U.S. economy into recession. In fact, the recession actually commenced in December 2007, according to the National Bureau of Economic Research. This pronouncement is crucial to investors because it establishes a timeline and timelines often have historical precedence. This one surely does.

Since 1953, the U.S. has endured nine recessions not counting the one we are in now, according to Ernie Ankrim, Ph.D., and Chief Investment Strategist at Russell Investments. The average duration for these recessions was 10.3 months, with the longest lasting 16 months. Using the Ibbotson Associates Equity Index (1952-January 1962) and the S&P 500 Index (February 1962-2002) to track the performance of stocks during these recessions, Ankrim discovered the following: If an investor would have bought stocks at the trough of each recession they would have enjoyed an average return of 17.6% for the 12 months following; however, had they bought 6 months prior to the bottom of the recession they would have reaped a return of 27.8%.

The Portfolio significantly lagged the DJIAsm in 2008. The stocks performed as follows: General Motors Corp. down 85.1%; Citigroup, Inc. down 73.4%; General Electric Co. down 53.8%; Pfizer, Inc. down 16.5% and The Home Depot Inc. down 12.0%.(1)

According to Thomson First Call, the year-over-year estimated earnings growth rate for the companies in the S&P 500 Industrial Index is expected to be -10.18% in 2009, vs. -8.80% for the S&P 500 Index. Due to today’s challenging economic climate, these earnings targets more than likely will be subject to change, in our opinion.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2008.

(continued)

The Dow® Target Variable Fund LLC
Dow Target 5 — First Quarter Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones Industrial Averagesm is a price-weighted index composed of thirty of the largest, most liquid NYSE and NASDAQ listed stocks. The index presented includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2008 (1)

% of Net Assets

Common Stocks (2)	93.3
Repurchase Agreements and Other Net Assets	6.7

100.0

(1)	Composition of Portfolio subject to change.

(2)	Sectors:

% of Net Assets

Consumer Discretionary	38.0
Health Care	29.5
Industrials	16.6
Financials	9.2

93.3

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 93.3%	Shares	Value

Automobiles – 5.1%
General Motors Corp.	22,542	$72,134

Diversified Financial Services – 9.2%
Citigroup, Inc.	19,473	130,664

Industrial Conglomerates – 16.6%
General Electric Co.	14,429	233,750

Pharmaceuticals – 29.5%
Pfizer, Inc.	23,528	416,681

Specialty Retail – 32.9%
The Home Depot, Inc.	20,194	464,866

Total Common Stocks (Cost $2,705,627)		$1,318,095

	Face	Fair
Repurchase Agreements – 2.1%	Amount	Value

U.S. Bank 0.010% 01/02/2009	$29,000	$29,000

Repurchase price $29,000 Collateralized by:
Various Agency Mortgage-Backed Securities 2.395% to 5.000%, Due 09/01/2018 through 05/15/2033 Fair Value: $29,579
Total Repurchase Agreements (Cost $29,000)		$29,000

Total Investments – 95.4% (Cost $2,734,627) (a)		$1,347,095
Other Assets in Excess of Liabilities – 4.6%		64,935

Net Assets – 100.0%		$1,412,030

Percentages are stated as a percent of Net Assets.

(a)	Represents cost for financial reporting purposes and Federal income tax purposes.

The accompanying notes are an integral part of these financial statements.

The Dow® Target Variable Fund LLC
Dow Target 5 — Second Quarter Portfolio

 Objective/Strategy

The Dow Target 5 Portfolios seek long-term capital growth and dividend income by investing in common stocks in the Dow Jones Industrial Averagesm. The portfolios invest in the five stocks with the lowest price per share of the Dow 10 as of the close of business on or about the second to last business day of the quarter.

 Performance as of December 31, 2008

Average Annual Total Returns:
One year	-49.25%
Five years	-4.63%
Since inception (4/3/00)	-0.25%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 Comments

For the year ended December 31, 2008, the Dow Target 5 — Second Quarter Portfolio returned -49.25% versus -31.93% for the current benchmark, the Dow Jones Industrial Average Indexsm (“DJIAsm”).

The DJIAsm posted its third worst calendar year since its inception in 1896. It was surpassed only by 1931 and 1907, two years, ironically enough, in which the U.S. was enduring a major banking crisis, according to SeekingAlpha.com. Only two stocks in the DJIAsm were up in 2008 (Wal-Mart & McDonald’s). The price-to-earnings ratio on the DJIAsm is approximately 10.5 (trailing 12-month’s earnings). On a historical basis, you would have to go back to the Great Depression in the 1930s and the early 1980s when the economy was plagued by hyperinflation to find stocks at lower valuations than today. The severe drop in stock prices has pushed dividend yields higher. In fact, for the first time since 1958, the dividend yield on the S&P 500 Index eclipsed the 10-yr. Treasury Note at the start of December, according to MarketWatch.com.

All in all, U.S. stocks lost $6.9 trillion and equity markets plunged by more than $30 trillion globally. About the only securities to make money were those “backed by the full faith and credit of the U.S. government.” If there is a silver lining for stocks heading into 2009 it very well could be the huge amount of cash sitting on the sidelines. Americans were holding $8.85 trillion in cash and equivalents (low-yielding) at the end of November 2008. The total market capitalization of the DJIAsm was around $2.9 trillion at the close of 2008.

The combination of the sub-prime mortgage meltdown, corresponding credit crunch, historically low levels of consumer confidence and job losses pushed the U.S. economy into recession. In fact, the recession actually commenced in December 2007, according to the National Bureau of Economic Research. This pronouncement is crucial to investors because it establishes a timeline and timelines often have historical precedence. This one surely does.

Since 1953, the U.S. has endured nine recessions not counting the one we are in now, according to Ernie Ankrim, Ph.D., and Chief Investment Strategist at Russell Investments. The average duration for these recessions was 10.3 months, with the longest lasting 16 months. Using the Ibbotson Associates Equity Index (1952-January 1962) and the S&P 500 Index (February 1962-2002) to track the performance of stocks during these recessions, Ankrim discovered the following: If an investor would have bought stocks at the trough of each recession they would have enjoyed an average return of 17.6% for the 12 months following; however, had they bought 6 months prior to the bottom of the recession they would have reaped a return of 27.8%.

The Portfolio significantly lagged the DJIAsm in 2008. The stocks performed as follows: General Motors Corp. down 85.1%; General Electric Co. down 53.8%; Verizon Communications, Inc. down 18.0%; and Pfizer, Inc. down 16.5%.(1)

AT&T Inc. was removed from the Portfolio at the annual rebalancing to start the second quarter. The stock returned -6.89% in Q1’08. Citigroup, Inc. replaced AT&T Inc. at the rebalancing and returned -67.35% over the remaining nine months of 2008.(1)

According to Thomson First Call, the year-over-year estimated earnings growth rate for the companies in the S&P 500 Industrial Index is expected to be -10.18% in 2009, vs. -8.80% for the S&P 500 Index. Due to today’s challenging economic climate, these earnings targets more than likely will be subject to change, in our opinion.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2008.

(continued)

The Dow® Target Variable Fund LLC
Dow Target 5 — Second Quarter Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones Industrial Averagesm is a price-weighted index composed of thirty of the largest, most liquid NYSE and NASDAQ listed stocks. The index presented includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2008 (1)

% of Net Assets

Common Stocks (2)	95.1
Repurchase Agreements and Other Net Assets	4.9

100.0

(1)	Composition of Portfolio subject to change.

(2)	Sectors:

% of Net Assets

Telecommunication Services	32.7
Health Care	29.8
Industrials	15.2
Financials	11.4
Consumer Discretionary	6.0

95.1

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 95.1%	Shares	Value

Automobiles – 6.0%
General Motors Corp.	18,335	$58,672

Diversified Financial Services – 11.4%
Citigroup, Inc.	16,433	110,265

Diversified Telecommunication Services – 32.7%
Verizon Communications, Inc.	9,379	317,948

Industrial Conglomerates – 15.2%
General Electric Co.	9,144	148,133

Pharmaceuticals – 29.8%
Pfizer, Inc.	16,332	289,240

Total Common Stocks (Cost $1,873,230)		$924,258

	Face	Fair
Repurchase Agreements – 3.2%	Amount	Value

U.S. Bank 0.010% 01/02/2009	$31,000	$31,000

Repurchase price $31,000
Collateralized by:
Various Agency Mortgage-Backed Securities 2.395% to 5.000%, Due 09/01/2018 through 05/15/2033 Fair Value: $31,618
Total Repurchase Agreements (Cost $31,000)		$31,000

Total Investments – 98.3% (Cost $1,904,230) (a)		$955,258
Other Assets in Excess of Liabilities – 1.7%		16,168

Net Assets – 100.0%		$971,426

Percentages are stated as a percent of Net Assets.

(a)	Represents cost for financial reporting purposes and Federal income tax purposes.

The accompanying notes are an integral part of these financial statements.

The Dow® Target Variable Fund LLC
Dow Target 5 — Third Quarter Portfolio

 Objective/Strategy

The Dow Target 5 Portfolios seek long-term capital growth and dividend income by investing in common stocks in the Dow Jones Industrial Averagesm. The portfolios invest in the five stocks with the lowest price per share of the Dow 10 as of the close of business on or about the second to last business day of the quarter.

 Performance as of December 31, 2008

Average Annual Total Returns:
One year	-52.04%
Five years	-9.09%
Since inception (7/3/00)	-3.91%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 Comments

For the year ended December 31, 2008, the Dow Target 5 — Third Quarter Portfolio returned -52.04% versus -31.93% for the current benchmark, the Dow Jones Industrial Average Indexsm (“DJIAsm”).

The DJIAsm posted its third worst calendar year since its inception in 1896. It was surpassed only by 1931 and 1907, two years, ironically enough, in which the U.S. was enduring a major banking crisis, according to SeekingAlpha.com. Only two stocks in the DJIAsm were up in 2008 (Wal-Mart & McDonald’s). The price-to-earnings ratio on the DJIAsm is approximately 10.5 (trailing 12-month’s earnings). On a historical basis, you would have to go back to the Great Depression in the 1930s and the early 1980s when the economy was plagued by hyperinflation to find stocks at lower valuations than today. The severe drop in stock prices has pushed dividend yields higher. In fact, for the first time since 1958, the dividend yield on the S&P 500 Index eclipsed the 10-yr. Treasury Note at the start of December, according to MarketWatch.com.

All in all, U.S. stocks lost $6.9 trillion and equity markets plunged by more than $30 trillion globally. About the only securities to make money were those “backed by the full faith and credit of the U.S. government.” If there is a silver lining for stocks heading into 2009 it very well could be the huge amount of cash sitting on the sidelines. Americans were holding $8.85 trillion in cash and equivalents (low-yielding) at the end of November 2008. The total market capitalization of the DJIAsm was around $2.9 trillion at the close of 2008.

The combination of the sub-prime mortgage meltdown, corresponding credit crunch, historically low levels of consumer confidence and job losses pushed the U.S. economy into recession. In fact, the recession actually commenced in December 2007, according to the National Bureau of Economic Research. This pronouncement is crucial to investors because it establishes a timeline and timelines often have historical precedence. This one surely does.

Since 1953, the U.S. has endured nine recessions not counting the one we are in now, according to Ernie Ankrim, Ph.D., and Chief Investment Strategist at Russell Investments. The average duration for these recessions was 10.3 months, with the longest lasting 16 months. Using the Ibbotson Associates Equity Index (1952-January 1962) and the S&P 500 Index (February 1962-2002) to track the performance of stocks during these recessions, Ankrim discovered the following: If an investor would have bought stocks at the trough of each recession they would have enjoyed an average return of 17.6% for the 12 months following; however, had they bought 6 months prior to the bottom of the recession they would have reaped a return of 27.8%.

The Portfolio significantly lagged the DJIAsm in 2008. The stocks performed as follows: General Electric Co. down 53.8% and Pfizer, Inc. down 16.5%.(1)

JPMorgan Chase & Co., AT&T Inc. and Verizon Communications, Inc. were removed from the Portfolio at the annual rebalancing to start the third quarter. The stocks returned -20.14%, -17.25% and -16.79%, respectively, in the first half of 2008. They were replaced by Bank of America Corp., Citigroup, Inc. and General Motors Corp. and they returned -38.57%, -58.80% and -72.17%, respectively, over the remaining six months of 2008.(1)

According to Thomson First Call, the year-over-year estimated earnings growth rate for the companies in the S&P 500 Industrial Index is expected to be -10.18% in 2009, vs. -8.80% for the S&P 500 Index. Due to today’s challenging economic climate, these earnings targets more than likely will be subject to change, in our opinion.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2008.

(continued)

The Dow® Target Variable Fund LLC
Dow Target 5 — Third Quarter Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones Industrial Averagesm is a price-weighted index composed of thirty of the largest, most liquid NYSE and NASDAQ listed stocks. The index presented includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2008 (1)

% of Net Assets

Common Stocks (2)	96.9
Repurchase Agreements and Other Net Assets	3.1

100.0

(1)	Composition of Portfolio subject to change.

(2)	Sectors:

% of Net Assets

Health Care	34.5
Financials	32.4
Industrials	20.7
Consumer Discretionary	9.3

96.9

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 96.9%	Shares	Value

Automobiles – 9.3%
General Motors Corp.	23,840	$76,288

Diversified Financial Services – 32.4%
Bank of America Corp.	11,198	157,668
Citigroup, Inc.	15,964	107,118

		264,786

Industrial Conglomerates – 20.7%
General Electric Co.	10,483	169,825

Pharmaceuticals – 34.5%
Pfizer, Inc.	15,933	282,173

Total Common Stocks (Cost $1,536,705)		$793,072

	Face	Fair
Repurchase Agreements – 3.1%	Amount	Value

U.S. Bank 0.010% 01/02/2009	$25,000	$25,000

Repurchase price $25,000
Collateralized by:
Various Agency Mortgage-Backed Securities 2.395% to 5.000%, Due 09/01/2018 through 05/15/2033 Fair Value: $25,499
Total Repurchase Agreements (Cost $25,000)		$25,000

Total Investments – 100.0% (Cost $1,561,705) (a)		$818,072
Other Assets in Excess of Liabilities – (0.0)%		1

Net Assets – 100.0%		$818,073

Percentages are stated as a percent of Net Assets.

(a)	Represents cost for financial reporting purposes and Federal income tax purposes.

The accompanying notes are an integral part of these financial statements.

The Dow® Target Variable Fund LLC
Dow Target 5 — Fourth Quarter Portfolio

 Objective/Strategy

The Dow Target 5 Portfolios seek long-term capital growth and dividend income by investing in common stocks in the Dow Jones Industrial Averagesm. The portfolios invest in the five stocks with the lowest price per share of the Dow 10 as of the close of business on or about the second to last business day of the quarter.

 Performance as of December 31, 2008

Average Annual Total Returns:
One year	-41.24%
Five years	-4.11%
Since inception (10/1/99)	-1.43%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 Comments

For the year ended December 31, 2008, the Dow Target 5 — Fourth Quarter Portfolio returned -41.24% versus -31.93% for the current benchmark, the Dow Jones Industrial Average Indexsm (“DJIAsm”).

The DJIAsm posted its third worst calendar year since its inception in 1896. It was surpassed only by 1931 and 1907, two years, ironically enough, in which the U.S. was enduring a major banking crisis, according to SeekingAlpha.com. Only two stocks in the DJIAsm were up in 2008 (Wal-Mart & McDonald’s). The price-to-earnings ratio on the DJIAsm is approximately 10.5 (trailing 12-month’s earnings). On a historical basis, you would have to go back to the Great Depression in the 1930s and the early 1980s when the economy was plagued by hyperinflation to find stocks at lower valuations than today. The severe drop in stock prices has pushed dividend yields higher. In fact, for the first time since 1958, the dividend yield on the S&P 500 Index eclipsed the 10-yr. Treasury Note at the start of December, according to MarketWatch.com.

All in all, U.S. stocks lost $6.9 trillion and equity markets plunged by more than $30 trillion globally. About the only securities to make money were those “backed by the full faith and credit of the U.S. government.” If there is a silver lining for stocks heading into 2009 it very well could be the huge amount of cash sitting on the sidelines. Americans were holding $8.85 trillion in cash and equivalents (low-yielding) at the end of November 2008. The total market capitalization of the DJIAsm was around $2.9 trillion at the close of 2008.

The combination of the sub-prime mortgage meltdown, corresponding credit crunch, historically low levels of consumer confidence and job losses pushed the U.S. economy into recession. In fact, the recession actually commenced in December 2007, according to the National Bureau of Economic Research. This pronouncement is crucial to investors because it establishes a timeline and timelines often have historical precedence. This one surely does.

Since 1953, the U.S. has endured nine recessions not counting the one we are in now, according to Ernie Ankrim, Ph.D., and Chief Investment Strategist at Russell Investments. The average duration for these recessions was 10.3 months, with the longest lasting 16 months. Using the Ibbotson Associates Equity Index (1952-January 1962) and the S&P 500 Index (February 1962-2002) to track the performance of stocks during these recessions, Ankrim discovered the following: If an investor would have bought stocks at the trough of each recession they would have enjoyed an average return of 17.6% for the 12 months following; however, had they bought 6 months prior to the bottom of the recession they would have reaped a return of 27.8%.

The Portfolio significantly lagged the DJIAsm in 2008. The stocks performed as follows: AT&T Inc. down 27.6% and Pfizer, Inc. down 16.5%.(1)

JPMorgan Chase & Co., The Home Depot Inc. and Verizon Communications, Inc. were removed from the Portfolio at the annual rebalancing to start the fourth quarter. The stocks returned +9.72%, -1.34% and -23.62%, respectively, in the first nine months of 2008. They were replaced by Bank of America Corp., Citigroup, Inc. and General Electric Co. and they returned -58.86%, -66.90% and -35.25%, respectively, over the remaining three months of 2008.(1)

According to Thomson First Call, the year-over-year estimated earnings growth rate for the companies in the S&P 500 Industrial Index is expected to be -10.18% in 2009, vs. -8.80% for the S&P 500 Index. Due to today’s challenging economic climate, these earnings targets more than likely will be subject to change, in our opinion.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2008.

(continued)

The Dow® Target Variable Fund LLC
Dow Target 5 — Fourth Quarter Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones Industrial Averagesm is a price-weighted index composed of thirty of the largest, most liquid NYSE and NASDAQ listed stocks. The index presented includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2008 (1)

% of Net Assets

Common Stocks (2)	96.6
Repurchase Agreements and Other Net Assets	3.4

100.0

(1)	Composition of Portfolio subject to change.

(2)	Sectors:

% of Net Assets

Telecommunication Services	29.5
Health Care	27.7
Financials	21.1
Industrials	18.3

96.6

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 96.6%	Shares	Value

Diversified Financial Services – 21.1%
Bank of America Corp.	10,759	$151,487
Citigroup, Inc.	18,361	123,202

		274,689

Diversified Telecommunication Services – 29.5%
AT&T, Inc.	13,488	384,408

Industrial Conglomerates – 18.3%
General Electric Co.	14,768	239,241

Pharmaceuticals – 27.7%
Pfizer, Inc.	20,422	361,674

Total Common Stocks (Cost $2,011,386)		$1,260,012

	Face	Fair
Repurchase Agreements – 3.3%	Amount	Value

U.S. Bank 0.010% 01/02/2009	$43,000	$43,000

Repurchase price $43,000
Collateralized by:
Various Agency Mortgage-Backed Securities 2.395% to 5.000%, Due 09/01/2018 through 05/15/2033 Fair Value: $43,858
Total Repurchase Agreements (Cost $43,000)		$43,000

Total Investments – 99.9% (Cost $2,054,386) (a)		$1,303,012
Other Assets in Excess of Liabilities – 0.1%		916

Net Assets – 100.0%		$1,303,928

Percentages are stated as a percent of Net Assets.

(a)	Represents cost for financial reporting purposes and Federal income tax purposes.

The accompanying notes are an integral part of these financial statements.

The Dow® Target Variable Fund LLC

Statements of Assets and Liabilities	December 31, 2008

	Dow Target 10 Portfolios
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Assets:
Investments in securities, at cost	$2,718,284	$3,394,942	$3,252,670	$3,167,457

Investments in securities, at fair value	$1,634,405	$1,889,971	$1,962,856	$2,123,192
Repurchase agreements	51,000	44,000	55,000	57,000
Cash	271	33	784	203
Receivable for membership interest sold	—	—	—	5,920
Dividends and accrued interest receivable	5,405	5,500	6,145	9,120
Prepaid expenses and other assets	44	52	54	40

Total assets	1,691,125	1,939,556	2,024,839	2,195,475

Liabilities:
Payable for membership interest redeemed	59	68	68	75
Payable for investment management services	861	980	1,046	1,062
Accrued custody expense	477	289	320	577
Accrued professional fees	2,399	2,396	2,397	2,409
Accrued accounting fees	368	395	392	378
Accrued printing and other expenses	730	835	880	928

Total liabilities	4,894	4,963	5,103	5,429

Net assets	$1,686,231	$1,934,593	$2,019,736	$2,190,046

Net assets consist of:
Par value, $1 per membership interest	$232,033	$259,755	$291,817	$263,082
Paid-in capital in excess of par value	2,062,829	2,641,559	2,403,706	2,700,331
Accumulated net realized gain on investments	236,135	261,532	333,207	38,213
Net unrealized depreciation on investments	(1,083,879)	(1,504,971)	(1,289,814)	(1,044,265)
Undistributed net investment income	239,113	276,718	280,820	232,685

Net assets	$1,686,231	$1,934,593	$2,019,736	$2,190,046

Membership interest outstanding	232,033	259,755	291,817	263,082
Net asset value per membership interest	$7.27	$7.45	$6.92	$8.32

Statements of Operations	For the year ended December 31, 2008

	Dow Target 10 Portfolios
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Investment income:
Interest	$720	$649	$468	$534
Dividends	123,184	138,687	136,074	127,514

Total investment income	123,904	139,336	136,542	128,048

Expenses:
Management fees	16,520	17,629	18,078	17,405
Custodian fees	2,621	2,142	2,003	2,259
Managers’ (Board) fees	804	835	835	783
Professional fees	3,616	3,686	3,697	3,606
Accounting fees	2,421	2,475	2,450	2,371
Printing and filing fees	2,177	2,398	2,386	2,510
Other	48	60	59	41

Total expenses	28,207	29,225	29,508	28,975

Net investment income	95,697	110,111	107,034	99,073

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments	14,089	(8,249)	50,261	(178,716)
Change in unrealized appreciation/depreciation on investments	(1,316,904)	(1,876,465)	(1,627,775)	(1,123,331)

Net loss on investments	(1,302,815)	(1,884,714)	(1,577,514)	(1,302,047)

Change in net assets from operations	$(1,207,118)	$(1,774,603)	$(1,470,480)	$(1,202,974)

(continued)

The Dow® Target Variable Fund LLC

Statements of Assets and Liabilities (Continued)	December 31, 2008

	Dow Target 5 Portfolios
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Assets:
Investments in securities, at cost	$2,705,627	$1,873,230	$1,536,705	$2,011,386

Investments in securities, at fair value	$1,318,095	$924,258	$793,072	$1,260,012
Repurchase agreements	29,000	31,000	25,000	43,000
Cash	856	843	447	728
Receivable for securities sold	63,720	16,279	—	—
Receivable for membership interest sold	—	—	—	3
Dividends and accrued interest receivable	4,735	2,898	3,250	4,578
Prepaid expenses and other assets	39	32	137	27

Total assets	1,416,445	975,310	821,906	1,308,348

Liabilities:
Payable for membership interest redeemed	91	87	23	109
Payable for investment management services	740	507	543	661
Accrued custody expense	242	176	215	365
Accrued professional fees	2,396	2,394	2,391	2,402
Accrued accounting fees	313	293	281	301
Accrued printing and other expenses	633	427	380	582

Total liabilities	4,415	3,884	3,833	4,420

Net assets	$1,412,030	$971,426	$818,073	$1,303,928

Net assets consist of:
Par value, $1 per membership interest	$193,689	$142,881	$148,108	$172,011
Paid-in capital in excess of par value	2,169,769	1,594,468	1,449,888	1,651,518
Accumulated net realized gain (loss) on investments	269,452	35,675	(149,861)	102,644
Net unrealized depreciation on investments	(1,387,532)	(948,972)	(743,633)	(751,374)
Undistributed net investment income	166,652	147,374	113,571	129,129

Net assets	$1,412,030	$971,426	$818,073	$1,303,928

Membership interest outstanding	193,689	142,881	148,108	172,011
Net asset value per membership interest	$7.29	$6.80	$5.52	$7.58

Statements of Operations (Continued)	For the year ended December 31, 2008

	Dow Target 5 Portfolios
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Investment income:
Interest	$923	$488	$438	$435
Dividends	110,870	88,084	70,965	85,423

Total investment income	111,793	88,572	71,403	85,858

Expenses:
Management fees	14,317	10,489	8,282	10,570
Custodian fees	1,692	1,175	1,063	1,184
Managers’ (Board) fees	728	494	388	515
Professional fees	3,550	3,401	3,342	3,393
Accounting fees	2,066	1,817	1,674	1,859
Printing and filing fees	1,865	1,432	1,075	1,569
Other	33	33	29	25

Total expenses	24,251	18,841	15,853	19,115

Net investment income	87,542	69,731	55,550	66,743

Realized and unrealized gain (loss) on investments:
Net realized loss on investments	(93,969)	(255,896)	(213,339)	(165,661)
Change in unrealized appreciation/depreciation on investments	(1,538,684)	(1,012,386)	(801,393)	(765,388)

Net loss on investments	(1,632,653)	(1,268,282)	(1,014,732)	(931,049)

Change in net assets from operations	$(1,545,111)	$(1,198,551)	$(959,182)	$(864,306)

The accompanying notes are an integral part of these financial statements.

The Dow® Target Variable Fund LLC

 Statements of Changes in Net Assets

	Dow Target 10 Portfolios
	First Quarter		Second Quarter		Third Quarter		Fourth Quarter
	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/08	12/31/07	12/31/08	12/31/07	12/31/08	12/31/07	12/31/08	12/31/07

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$95,697	$84,928	$110,111	$100,999	$107,034	$107,299	$99,073	$89,347
Net realized gain (loss) on investments	14,089	103,819	(8,249)	240,950	50,261	285,933	(178,716)	195,425
Change in unrealized appreciation/depreciation on investments	(1,316,904)	(156,412)	(1,876,465)	(184,106)	(1,627,775)	(206,625)	(1,123,331)	(270,660)

Change in net assets from operations	(1,207,118)	32,335	(1,774,603)	157,843	(1,470,480)	186,607	(1,202,974)	14,112

Capital transactions:
Received from shares sold	1,269,088	1,219,818	1,184,822	1,181,381	466,809	1,242,007	1,003,863	3,003,013
Paid for shares redeemed	(1,295,136)	(820,017)	(1,080,886)	(1,164,316)	(1,202,023)	(1,186,588)	(2,710,269)	(773,357)

Change in net assets from capital transactions	(26,048)	399,801	103,936	17,065	(735,214)	55,419	(1,706,406)	2,229,656

Change in net assets	(1,233,166)	432,136	(1,670,667)	174,908	(2,205,694)	242,026	(2,909,380)	2,243,768
Net Assets:
Beginning of year	2,919,397	2,487,261	3,605,260	3,430,352	4,225,430	3,983,404	5,099,426	2,855,658

End of year	$1,686,231	$2,919,397	$1,934,593	$3,605,260	$2,019,736	$4,225,430	$2,190,046	$5,099,426

Undistributed net investment income	$239,113	$143,416	$276,718	$166,607	$280,820	$173,786	$232,685	$133,612

 Statements of Changes in Net Assets

	Dow Target 5 Portfolios
	First Quarter		Second Quarter		Third Quarter		Fourth Quarter
	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/08	12/31/07	12/31/08	12/31/07	12/31/08	12/31/07	12/31/08	12/31/07

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$87,542	$53,782	$69,731	$55,669	$55,550	$38,097	$66,743	$40,283
Net realized gain (loss) on investments	(93,969)	255,670	(255,896)	205,652	(213,339)	115,932	(165,661)	151,865
Change in unrealized appreciation/depreciation on investments	(1,538,684)	(241,564)	(1,012,386)	(186,936)	(801,393)	(64,561)	(765,388)	(93,852)

Change in net assets from operations	(1,545,111)	67,888	(1,198,551)	74,385	(959,182)	89,468	(864,306)	98,296

Capital transactions:
Received from shares sold	1,821,125	839,370	772,591	1,307,410	599,237	973,260	404,383	1,036,260
Paid for shares redeemed	(675,912)	(732,288)	(738,957)	(716,696)	(596,301)	(727,239)	(471,630)	(499,674)

Change in net assets from capital transactions	1,145,213	107,082	33,634	590,714	2,936	246,021	(67,247)	536,586

Change in net assets	(399,898)	174,970	(1,164,917)	665,099	(956,246)	335,489	(931,553)	634,882
Net Assets:
Beginning of year	1,811,928	1,636,958	2,136,343	1,471,244	1,774,319	1,438,830	2,235,481	1,600,599

End of year	$1,412,030	$1,811,928	$971,426	$2,136,343	$818,073	$1,774,319	$1,303,928	$2,235,481

Undistributed net investment income	$166,652	$79,110	$147,374	$77,643	$113,571	$58,021	$129,129	$62,386

The accompanying notes are an integral part of these financial statements.

The Dow® Target Variable Fund LLC

 Financial Highlights

	Dow Target 10 — First Quarter					Dow Target 10 — Second Quarter
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Selected Per-Share Data:
Net asset value, beginning of year	$11.62	$11.55	$9.64	$10.28	$9.96	$13.88	$13.21	$10.81	$11.10	$10.89

Income (loss) from operations:
Net investment income	0.46	0.30	0.45	0.41	0.32	0.42	0.39	0.45	0.39	0.31
Net realized and unrealized gain (loss) on investments	(4.81)	(0.23)	2.33	(1.05)	—	(6.85)	0.28	2.76	(0.68)	(0.10)

Total income (loss) from operations	(4.35)	0.07	2.78	(0.64)	0.32	(6.43)	0.67	3.21	(0.29)	0.21

Distributions:
Distributions from net investment income	—	—	(0.87)	—	—	—	—	(0.81)	—	—

Net asset value, end of year	$7.27	$11.62	$11.55	$9.64	$10.28	$7.45	$13.88	$13.21	$10.81	$11.10

Total return	–37.44%	0.61%	28.86%	–6.23%	3.21%	–46.33%	5.07%	29.64%	–2.61%	1.93%
Ratios and supplemental data:
Net assets at end of year (millions)	$1.7	$2.9	$2.5	$2.3	$2.9	$1.9	$3.6	$3.4	$3.0	$3.2
Ratio to average net assets:
Ratio net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	1.03%	0.93%	0.98%	0.93%	0.84%	1.00%	0.91%	0.94%	0.89%	0.91%
Net investment income	3.48%	2.63%	2.92%	3.25%	3.05%	3.75%	2.59%	2.91%	3.29%	2.79%
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	1.03%	0.93%	0.98%	0.93%	0.84%	1.00%	0.91%	0.94%	0.89%	0.92%
Portfolio turnover rate	54%	25%	22%	45%	56%	56%	37%	10%	54%	47%

(continued)

The Dow® Target Variable Fund LLC

 Financial Highlights (Continued)

	Dow Target 10 — Third Quarter					Dow Target 10 — Fourth Quarter
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Selected Per-Share Data:
Net asset value, beginning of year	$11.64	$11.03	$9.07	$9.59	$9.28	$12.80	$12.36	$10.18	$10.66	$10.54

Income (loss) from operations:
Net investment income	0.48	0.29	0.22	0.32	0.24	0.55	0.14	0.21	0.32	0.30
Net realized and unrealized gain (loss) on investments	(5.20)	0.32	2.32	(0.84)	0.07	(5.03)	0.30	2.58	(0.80)	(0.18)

Total income (loss) from operations	(4.72)	0.61	2.54	(0.52)	0.31	(4.48)	0.44	2.79	(0.48)	0.12

Distributions:
Distributions from net investment income	—	—	(0.58)	—	—	—	—	(0.61)	—	—

Net asset value, end of year	$6.92	$11.64	$11.03	$9.07	$9.59	$8.32	$12.80	$12.36	$10.18	$10.66

Total return	–40.55%	5.53%	27.96%	–5.42%	3.34%	–35.00%	3.56%	27.41%	–4.50%	1.14%
Ratios and supplemental data:
Net assets at end of year (millions)	$2.0	$4.2	$4.0	$2.9	$3.3	$2.2	$5.1	$2.9	$2.1	$2.2
Ratio to average net assets:
Ratio net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.98%	0.90%	0.95%	0.90%	0.93%	1.00%	0.97%	0.98%	0.99%	0.92%
Net investment income	3.56%	2.67%	2.89%	3.19%	2.73%	3.42%	2.91%	2.88%	3.16%	2.89%
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.98%	0.90%	0.95%	0.90%	0.94%	1.00%	0.97%	0.98%	0.99%	0.92%
Portfolio turnover rate	34%	40%	30%	41%	56%	60%	36%	22%	35%	40%

(continued)

The Dow® Target Variable Fund LLC

 Financial Highlights (Continued)

	Dow Target 5 — First Quarter					Dow Target 5 — Second Quarter
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Selected Per-Share Data:
Net asset value, beginning of year	$14.13	$13.73	$10.23	$10.46	$9.45	$13.40	$12.78	$9.71	$10.02	$9.03

Income (loss) from operations:
Net investment income	0.24	0.40	0.43	0.24	0.27	0.54	0.30	0.29	0.30	0.23
Net realized and unrealized gain (loss) on investments	(7.08)	—	3.75	(0.47)	0.74	(7.14)	0.32	3.39	(0.61)	0.76

Total income (loss) from operations	(6.84)	0.40	4.18	(0.23)	1.01	(6.60)	0.62	3.68	(0.31)	0.99

Distributions:
Distributions from net investment income	—	—	(0.68)	—	—	—	—	(0.61)	—	—

Net asset value, end of year	$7.29	$14.13	$13.73	$10.23	$10.46	$6.80	$13.40	$12.78	$9.71	$10.02

Total return	–48.41%	2.91%	40.83%	–2.20%	10.69%	–49.25%	4.85%	37.87%	–3.09%	10.96%
Ratios and supplemental data:
Net assets at end of year (millions)	$1.4	$1.8	$1.6	$1.2	$1.1	$1.0	$2.1	$1.5	$1.0	$1.0
Ratio to average net assets:
Ratio net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	1.02%	0.99%	0.99%	1.20%	1.07%	1.08%	1.00%	1.01%	1.31%	1.05%
Net investment income	3.67%	2.66%	3.15%	2.69%	2.70%	3.99%	2.62%	2.99%	3.14%	2.55%
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	1.02%	0.99%	0.99%	1.20%	1.07%	1.08%	1.00%	1.01%	1.31%	1.06%
Portfolio turnover rate	56%	54%	50%	55%	35%	62%	54%	29%	71%	51%

The accompanying notes are an integral part of these financial statements.

(continued)

The Dow® Target Variable Fund LLC

 Financial Highlights (Continued)

	Dow Target 5 — Third Quarter					Dow Target 5 — Fourth Quarter
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Selected Per-Share Data:
Net asset value, beginning of year	$11.51	$10.57	$8.09	$10.01	$9.28	$12.90	$12.06	$9.10	$10.40	$9.76

Income (loss) from operations:
Net investment income	0.39	0.23	0.12	0.26	0.26	0.39	0.19	0.19	0.29	0.25
Net realized and unrealized gain (loss) on investments	(6.38)	0.71	2.82	(2.18)	0.47	(5.71)	0.65	3.30	(1.59)	0.39

Total income (loss) from operations	(5.99)	0.94	2.94	(1.92)	0.73	(5.32)	0.84	3.49	(1.30)	0.64

Distributions:
Distributions from net investment income	—	—	(0.46)	—	—	—	—	(0.53)	—	—

Net asset value, end of year	$5.52	$11.51	$10.57	$8.09	$10.01	$7.58	$12.90	$12.06	$9.10	$10.40

Total return	–52.04%	8.89%	36.37%	–19.18%	7.87%	–41.24%	6.97%	38.33%	–12.50%	6.56%
Ratios and supplemental data:
Net assets at end of year (millions)	$0.8	$1.8	$1.4	$0.8	$1.0	$1.3	$2.2	$1.6	$1.0	$1.2
Ratio to average net assets:
Ratio net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	1.15%	1.08%	1.06%	1.39%	1.02%	1.09%	1.08%	1.03%	1.27%	1.04%
Net investment income	4.03%	2.59%	2.89%	3.16%	2.67%	3.79%	2.53%	3.09%	2.82%	2.53%
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	1.15%	1.08%	1.06%	1.39%	1.02%	1.09%	1.08%	1.03%	1.27%	1.04%
Portfolio turnover rate	86%	61%	40%	71%	92%	80%	66%	39%	71%	70%

The accompanying notes are an integral part of these financial statements.

The Dow® Target Variable Fund LLC

Notes to Financial Statements	December 31, 2008

(1)	Organization

The Dow® Target Variable Fund LLC (the “Fund”) is an open-end management investment company. The Dow Target 10 Portfolios are four non-diversified portfolios of common stock of the ten companies in the Dow Jones Industrial Averagesm (“DJIAsm” ) having the highest dividend yields as of the close of business on or about the second to last business day prior to the beginning of each of the Portfolios’ annual term. These ten companies are popularly known as the “Dogs of the Dow.” The Dow Target 5 Portfolios are four non-diversified portfolios of common stock of the five Dow Target 10 companies having the lowest per-share stock prices as of the close of business on or about the second to last business day prior to the beginning of each of the Portfolios’ annual term.

The Fund’s objective is to provide above-average total returns through both capital appreciation and dividend income. The Fund may or may not achieve that objective. The stocks held in each Portfolio of the Fund are not expected to reflect the DJIAsm and the prices of Portfolio membership interests are not intended to track movements of the DJIAsm. The Dow consists of thirty stocks selected by Dow Jones & Company, Inc. (“Dow Jones”) as representing American industry and the broader domestic stock market.

The Fund is a limited liability company created under Ohio law. The membership interests of its Portfolios are owned entirely by variable annuity separate accounts of The Ohio National Life Insurance Company (“ONLIC”). Portfolio membership interests are not offered directly to the public. Portfolio membership interests are purchased by ONLIC’s separate accounts as an investment option for variable annuity contracts.

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements cannot be known; however, the Fund expects any risk of loss to be remote.

(2)	Significant Accounting Policies

Portfolio membership interests are sold to ONLIC’s variable annuity separate accounts without a sales charge. They may be redeemed at their net asset value next computed after the Portfolio receives a purchase or redemption order. The value of Portfolio interests is based on the fair value of the stocks and any other cash or net assets of each Portfolio. The domestic common stocks of the Portfolio are valued at the price of the last trade on the exchange on which each security is primarily traded. This valuation is conducted as of 4:00 p.m. Eastern Time each day that the U.S. markets are open for unrestricted trading. Repurchase agreements are valued at amortized cost, which approximates fair value.

The net asset value of each Portfolio is computed by dividing the value of that Portfolio’s securities plus any cash or other assets, less the Portfolio’s liabilities, by the number of Portfolio interests outstanding.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a three-tier hierarchy framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Effective January 1, 2008, the Fund adopted SFAS No. 157, as required. The hierarchy of pricing inputs is summarized in three broad levels:

Level 1:	Quoted prices in active markets for identical securities.
Level 2:	Other significant observable inputs, including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.
Level 3:	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of securities.

(continued)

The Dow® Target Variable Fund LLC

Notes to Financial Statements (Continued)	December 31, 2008

The following is a summary of the inputs used in valuing each of the Portfolio’s assets (liabilities) at fair value as of December 31, 2008:

	Financial Instrument Type	Level 1	Level 2	Level 3

Dow Target 10 Portfolios
First Quarter	Investments in Securities, Repurchase Agreements	$1,634,405	$51,000	$—

Second Quarter	Investments in Securities, Repurchase Agreements	1,889,971	44,000	—

Third Quarter	Investments in Securities, Repurchase Agreements	1,962,856	55,000	—

Fourth Quarter	Investments in Securities, Repurchase Agreements	2,123,192	57,000	—

Dow Target 5 Portfolios

First Quarter	Investments in Securities, Repurchase Agreements	1,318,095	29,000	—

Second Quarter	Investments in Securities, Repurchase Agreements	924,258	31,000	—

Third Quarter	Investments in Securities, Repurchase Agreements	793,072	25,000	—

Fourth Quarter	Investments in Securities, Repurchase Agreements	1,260,012	43,000	—

Dividends and Distributions to Shareholders

As a single-member limited liability company, the Fund is not subject to Subchapter M distribution requirements. Distributions are, however, made periodically.

In the normal course of business, securities transactions are accounted for no later than the first calculation on the first business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on a trade date basis. Dividend income is recognized on the ex-dividend date, and interest income is accrued daily as earned. Net realized gain or loss on investments is determined using the specific identification method.

Repurchase Agreements

The Portfolios routinely acquire repurchase agreements from member banks of the Federal Reserve System which the Portfolio deems creditworthy under guidelines approved by the Fund’s Board of Managers (the “Board”) subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. The maturities of these instruments vary from overnight to one week. The seller, under a repurchase agreement, is required to maintain as collateral for the repurchase transaction securities in which the Portfolio has a perfected security interest with a value not less than 100% of the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Portfolio’s custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral

(continued)

The Dow® Target Variable Fund LLC

Notes to Financial Statements (Continued)	December 31, 2008

securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Fund seeks to assert its rights.

Federal Income Taxes

The Fund is a single-member limited liability company that is taxed as a division of ONLIC. Income and losses of the Portfolios are included in the taxable income or loss of ONLIC. Accordingly, the Portfolios have no provision for Federal income taxes.

As required, the Fund previously adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is more-likely-than-not (i.e. greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-than-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal tax and the state of Ohio (i.e. the last 4 tax year ends and the interim tax period since then).

Expense Allocation

Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributed to a Portfolio are allocated on the basis of relative net assets or other appropriate method.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronoucements

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is evaluating the impact of SFAS 161 on the Fund’s financial statement disclosures.

(continued)

The Dow® Target Variable Fund LLC

Notes to Financial Statements (Continued)	December 31, 2008

(3)	Unrealized Appreciation (Depreciation) on Investments

The gross unrealized appreciation and depreciation on investments for financial reporting purposes and Federal income tax purposes in each Portfolio as of December 31, 2008 were as follows:

	Dow Target 10 Portfolios
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Gross unrealized:
Appreciation	$—	$—	$—	$—
Depreciation	(1,083,879)	(1,504,971)	(1,289,814)	(1,044,265)

Net unrealized:
Depreciation	$(1,083,879)	$(1,504,971)	$(1,289,814)	$(1,044,265)

Aggregate cost of securities	$2,718,284	$3,394,942	$3,252,670	$3,167,457

	Dow Target 5 Portfolios
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Gross unrealized:
Appreciation	$—	$—	$—	$—
Depreciation	(1,387,532)	(948,972)	(743,633)	(751,374)

Net unrealized:
Depreciation	$(1,387,532)	$(948,972)	$(743,633)	$(751,374)

Aggregate cost of securities	$2,705,627	$1,873,230	$1,536,705	$2,011,386

(4)	Investment Transactions

Purchases and sales of investment securities (excluding short-term and government securities) for the year ended December 31, 2008 were as follows:

	Dow Target 10 Portfolios
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Common Stocks
Purchases	$1,483,998	$1,841,888	$1,012,332	$1,742,161
Sales	$1,446,480	$1,631,863	$1,681,682	$3,302,462

	Dow Target 5 Portfolios
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Common Stocks
Purchases	$2,478,906	$1,153,068	$1,236,437	$1,406,693
Sales	$1,315,702	$1,072,521	$1,179,795	$1,408,915

(5)	Related Party and Other Transactions

The Portfolios’ day-to-day investment management is the responsibility of its investment adviser, Ohio National Investments, Inc. (“ONI”). ONI is an Ohio corporation and is a wholly-owned subsidiary of ONLIC. Its address is the same as those of the Fund and ONLIC. ONI and its predecessor have been managing investment companies since 1970.

For managing the Fund’s assets, ONI receives a management fee based on each of the Portfolios’ average daily net assets. This fee is calculated daily at the annualized rate of 0.60% of average daily net assets.

In addition to the fee paid to ONI, the Portfolios incur other expenses for legal and accounting services, registration and filing fees, custodial services and shareholder services. Under the agreement between the Fund and ONI, ONI has agreed to reimburse the

(continued)

The Dow® Target Variable Fund LLC

Notes to Financial Statements (Continued)	December 31, 2008

Portfolios for expenses, other than advisory fees, taxes and interest, in excess of approximately 0.25% of average net assets per calendar quarter. The agreement is renewed annually upon the approval of the Board. Typically, agreement renewals are approved by the Board in the meeting held subsequent to the close of the second calendar quarter. ONI contracts with First Trust Advisors LP (“First Trust”) to serve as sub-adviser to the Portfolios. First Trust manages the Portfolios’ assets under ONI’s supervision. First Trust, an investment adviser to financial institutions, is located at 1001 Warrenville Road in Lisle, Illinois. First Trust has been managing Dow Target strategies in unit investment trusts and other investment companies since 1991.

First Trust has been granted a license by Dow Jones to use certain copyright, trademark and proprietary rights and trade secrets. The Fund and ONLIC have entered into agreements with First Trust to grant the Fund and ONLIC permission to use and refer to the Dow Jones marks and rights in connection with the Fund and ONLIC’s separate accounts.

For the service and rights provided by First Trust, ONI pays First Trust a monthly sub-advisory fee based on each Portfolio’s average daily net assets. This fee is calculated daily at the annual rate of 0.35% of the Portfolios’ average daily net assets, and is an expense of ONI, not the Fund.

Each manager who is not an officer of the Fund or an employee of ONI or its corporate affiliates is paid a quarterly retainer of $100 plus $100 for each Board meeting attended and $100 for each Committee meeting attended. For the year ended December 31, 2008, compensation of these managers by the Fund totaled $5,400.

Under an agreement among ONI, ONLIC and the Fund, ONLIC will, to the extent requested by ONI, provide administrative services and such office supplies and equipment as may be reasonably required for ONI to properly perform its functions on behalf of the Fund. In that regard, ONLIC personnel perform the transfer agent function and other administrative services on behalf of the Fund. Fees for services provided to ONI by ONLIC do not represent expenses of the Fund.

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, serves as accounting agent and U.S. Bank Institutional Trust & Custody, 425 Walnut Street, Cincinnati, Ohio serves as the custodian for the Fund.

(6)	Portfolio Membership Interest Transactions

Portfolio membership interest transactions for the year ended December 31, 2008 and the year ended December 31, 2007 were as follows:

	Dow Target 10 Portfolios
	First Quarter		Second Quarter
	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/2008	12/31/2007	12/31/2008	12/31/2007

Shares issued on sales	117,294	103,425	104,548	82,620
Shares redeemed	(136,520)	(67,577)	(104,585)	(82,411)

Net increase/(decrease)	(19,226)	35,848	(37)	209

	Dow Target 10 Portfolios
	Third Quarter		Fourth Quarter
	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/2008	12/31/2007	12/31/2008	12/31/2007

Shares issued on sales	47,845	104,917	107,677	227,084
Shares redeemed	(119,148)	(102,934)	(243,068)	(59,603)

Net increase/(decrease)	(71,303)	1,983	(135,391)	167,481

(continued)

The Dow® Target Variable Fund LLC

Notes to Financial Statements (Continued)	December 31, 2008

	Dow Target 5 Portfolios
	First Quarter		Second Quarter
	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/2008	12/31/2007	12/31/2008	12/31/2007

Shares issued on sales	134,846	60,454	67,174	95,667
Shares redeemed	(69,375)	(51,462)	(83,710)	(51,354)

Net increase/(decrease)	65,471	8,992	(16,536)	44,313

	Dow Target 5 Portfolios
	Third Quarter		Fourth Quarter
	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/2008	12/31/2007	12/31/2008	12/31/2007

Shares issued on sales	62,171	83,258	45,675	78,922
Shares redeemed	(68,186)	(65,247)	(46,904)	(38,384)

Net increase/(decrease)	(6,015)	18,011	(1,229)	40,538

The Dow® Target Variable Fund LLC

 Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Managers of
  The Dow® Target Variable Fund LLC:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Dow® Target Variable Fund LLC, comprising the Dow® Target 10 First Quarter Portfolio, Dow® Target 10 Second Quarter Portfolio, Dow® Target 10 Third Quarter Portfolio, Dow® Target 10 Fourth Quarter Portfolio, Dow® Target 5 First Quarter Portfolio, Dow® Target 5 Second Quarter Portfolio, Dow® Target 5 Third Quarter Portfolio and Dow® Target 5 Fourth Quarter Portfolio (each a Portfolio and collectively, the Portfolios), as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 16, 2009

The Dow® Target Variable Fund LLC

Additional Information (Unaudited)	December 31, 2008

(1)	Review and Approval of Advisory and Sub-Advisory Agreements

At a meeting held on August 21, 2008, the Board of Managers, including a majority of the Managers who are not “interested persons” of the Fund (the “Independent Managers”), approved the Investment Advisory Agreement with ONI and the Sub-Advisory Agreement with First Trust for each of the Portfolios identified below. The Independent Managers were separately represented by independent legal counsel in connection with their consideration of the approval of these agreements.

In considering the Investment Advisory and Sub-Advisory Agreements, the Managers reviewed a variety of information relating to each Portfolio, ONI and First Trust, including comparative performance, fee and expense information for each Portfolio’s Morningstar peer group; performance information for relevant benchmarks and other information regarding the nature, extent and quality of services provided by ONI and First Trust. The Managers also took into account information on the services provided by ONI and First Trust and performance, fee and expense information regarding each Portfolio provided to them periodically throughout the year. The Board evaluated all of the information available to it on a Portfolio-by-Portfolio basis, and its deliberations were made separately with respect to each Portfolio.

Prior to voting, the Independent Managers: (1) received materials from independent legal counsel discussing the legal standards applicable to their consideration of the Investment Advisory and Sub-Advisory Agreements; (2) reviewed the information relating to the Portfolios, ONI and First Trust with their independent legal counsel and with management; and (3) met with their independent legal counsel in a private session at which no representatives of management were present.

Nature, extent and quality of services.  The Board considered the nature, extent and quality of services provided to the Portfolios by ONI. The Managers reviewed information relating to ONI’s operations and personnel. Among other information, the Managers reviewed financial information about ONI and biographical information on its supervisory and professional staff. The Managers also took into account information provided periodically throughout the previous year by ONI relating to the performance of its duties with respect to the Portfolios and the Managers’ familiarity with ONI’s management through Board meetings, discussions and reports. ONI’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Managers also took into account ONI’s compliance program. The Managers also considered ONI’s financial condition and whether it had the financial wherewithal to continue to provide services to the Portfolios. The Board concluded that it was satisfied with the nature, extent and quality of services provided each Portfolio by ONI under the Investment Advisory Agreement.

The Board also considered the nature, extent and quality of services to be provided to the Portfolios by First Trust. The Managers reviewed information relating to First Trust’s operations and personnel and the investment philosophy, strategies and techniques used by First Trust in managing the Portfolios. Among other information, the Managers reviewed biographical information on First Trust’s portfolio management and other professional staff, information regarding First Trust’s organizational and management structure and First Trust’s brokerage practices. The Managers also reviewed the performance record of each Portfolio. The Managers also considered First Trust’s compliance program and its regulatory and compliance history. The Managers also took into account First Trust’s financial condition and its ability to continue to provide services to each Portfolio. Based on the foregoing, the Board concluded that it was satisfied with the nature, extent and quality of services provided to each Portfolio by First Trust under the Sub-Advisory Agreement.

Investment Performance.  The Board considered each Portfolio’s performance for the 1-, 3- and 5-year periods ended June 30, 2008 as compared to the Portfolio’s Morningstar peer group and benchmark. The Board noted that on a quarterly basis it reviews detailed information about each Portfolio’s performance results, portfolio composition and investment strategies. The Board also considered ONI’s effectiveness in monitoring the performance of First Trust and ONI’s timeliness in responding to performance issues. A Portfolio-by-Portfolio discussion regarding each Portfolio’s performance and the Board’s conclusions regarding that performance is set forth below.

Fees and Expenses.  The Board considered each Portfolio’s advisory fee, sub-advisory fee and total expense ratio as of May 31, 2008 as compared to those of its Morningstar peer group. A Portfolio-by-Portfolio discussion regarding each Portfolio’s advisory fee, sub-advisory fee and total expense ratio and the Board’s conclusions regarding those fees and expenses is set forth below.

(continued)

The Dow® Target Variable Fund LLC

Additional Information (Unaudited) (Continued)	December 31, 2008

Profitability.  The Board considered the reasonableness of the advisory fee charged by ONI for managing each Portfolio. The Managers noted that ONI, and not the Portfolios, is responsible for paying sub-advisory fees to First Trust. During their deliberations, the Managers reviewed information regarding all revenues and other benefits, both direct and indirect, received by ONI and its affiliates attributable to the services provided to the Portfolios, the costs of providing those services and the resulting profitability to ONI and its affiliates from those relationships. The Managers took into account management’s discussion of the current advisory fee structure and the fact that ONI is contractually obligated to reimburse each Portfolio certain of its expenses should they exceed a specified amount. Based on the foregoing, the Board concluded that the profitability to ONI from it relationship with each Portfolio was reasonable.

The Board also considered the reasonableness of the sub-advisory fees paid by ONI to First Trust. The Managers relied on the ability of ONI to negotiate the terms of the Sub-Advisory Agreement, including the sub-advisory fee, at arm’s length, noting that ONI is not affiliated with First Trust. Accordingly, the cost of services provided by First Trust and the profitability to First Trust of its relationship with the Portfolios were not material factors in the Board’s deliberations. For similar reasons, the Board concluded that the potential realization of economies of scale by the Portfolios from the sub-advisory arrangement with First Trust was not a material factor in the Board’s deliberations.

Economies of Scale.  The Board considered the effect of each Portfolio’s current size and potential growth on it performance and fees. The Managers noted that none of the advisory and sub-advisory fee schedules currently contained breakpoints. The Managers also noted that if a Portfolio’s assets increased over time, the Portfolio might realize economies of scale if the Portfolio’s assets increased proportionately more than certain other expenses. The Managers took into account that all of the Portfolio’s had relatively few assets under management. After considering each Portfolio’s current size and potential for growth, the Board concluded that each Portfolio may benefit from economies of scale as the Portfolio’s assets increase but that adding breakpoints to the Portfolios’ advisory and sub-advisory fee schedules would not be appropriate at this time given each Portfolio’s current size.

In addition to the foregoing, the Managers considered the specific factors and related conclusions set forth below with respect to each Portfolio’s performance and fees and expenses.

Dow Target 10 — First Quarter Portfolio (Adviser — ONI, Sub-Adviser — First Trust)

The Portfolio’s advisory fee, sub-advisory fee and total expense ratio were below, above, and above, respectively, the average of its Morningstar peer group. The Portfolio underperformed its benchmark and Morningstar peer group for the 1-, 3- and 5-year periods ended June 30, 2008. The Managers took into account management’s discussion of the Portfolio’s performance, noting that the Portfolio’s investment strategy left no room for First Trust to improve on performance. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable in view of the services received by the Portfolio from ONI and First Trust.

Dow Target 10 — Second Quarter Portfolio (Adviser — ONI, Sub-Adviser — First Trust)

The Portfolio’s advisory fee, sub-advisory fee and total expense ratio were below, above, and above, respectively, the average of its Morningstar peer group. The Portfolio underperformed its benchmark and Morningstar peer group for the 1-, 3- and 5-year periods ended June 30, 2008. The Managers took into account management’s discussion of the Portfolio’s performance, noting that the Portfolio’s investment strategy left no room for First Trust to improve on performance. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable in view of the services received by the Portfolio from ONI and First Trust.

Dow Target 10 — Third Quarter Portfolio (Adviser — ONI, Sub-Adviser — First Trust)

The Portfolio’s advisory fee, sub-advisory fee and total expense ratio were below, above, and at, respectively, the average of its Morningstar peer group. The Portfolio underperformed its benchmark and Morningstar peer group for the 1-, 3- and 5-year periods ended June 30, 2008. The Managers took into account management’s discussion of the Portfolio’s performance, noting that the Portfolio’s investment strategy left no room for First Trust to improve on performance. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable in view of the services received by the Portfolio from ONI and First Trust.

(continued)

The Dow® Target Variable Fund LLC

Additional Information (Unaudited) (Continued)	December 31, 2008

Dow Target 10 — Fourth Quarter Portfolio (Adviser — ONI, Sub-Adviser — First Trust)

The Portfolio’s advisory fee, sub-advisory fee and total expense ratio were below, above, and above, respectively, the average of its Morningstar peer group. The Portfolio underperformed its benchmark and Morningstar peer group for the 1-, 3- and 5-year periods ended June 30, 2008. The Managers took into account management’s discussion of the Portfolio’s performance, noting that the Portfolio’s investment strategy left no room for First Trust to improve on performance. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable in view of the services received by the Portfolio from ONI and First Trust.

Dow Target 5 — First Quarter Portfolio (Adviser — ONI, Sub-Adviser — First Trust)

The Portfolio’s advisory fee, sub-advisory fee and total expense ratio were below, above, and above, respectively, the average of its Morningstar peer group. The Portfolio underperformed its benchmark and Morningstar peer group for the 1-, 3- and 5-year periods ended June 30, 2008. The Managers took into account management’s discussion of the Portfolio’s performance, noting that the Portfolio’s investment strategy left no room for First Trust to improve on performance. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable in view of the services received by the Portfolio from ONI and First Trust.

Dow Target 5 — Second Quarter Portfolio (Adviser — ONI, Sub-Adviser — First Trust)

The Portfolio’s advisory fee, sub-advisory fee and total expense ratio were below, above, and above, respectively, the average of its Morningstar peer group. The Portfolio underperformed its benchmark and Morningstar peer group for the 1-, 3- and 5-year periods ended June 30, 2008. The Managers took into account management’s discussion of the Portfolio’s performance, noting that the Portfolio’s investment strategy left no room for First Trust to improve on performance. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable in view of the services received by the Portfolio from ONI and First Trust.

Dow Target 5 — Third Quarter Portfolio (Adviser — ONI, Sub-Adviser — First Trust)

The Portfolio’s advisory fee, sub-advisory fee and total expense ratio were below, above, and above, respectively, the average of its Morningstar peer group. The Portfolio underperformed its benchmark and Morningstar peer group for the 1-, 3- and 5-year periods ended June 30, 2008. The Managers took into account management’s discussion of the Portfolio’s performance, noting that the Portfolio’s investment strategy left no room for First Trust to improve on performance. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable in view of the services received by the Portfolio from ONI and First Trust.

Dow Target 5 — Fourth Quarter Portfolio (Adviser — ONI, Sub-Adviser — First Trust)

The Portfolio’s advisory fee, sub-advisory fee and total expense ratio were below, above, and above, respectively, the average of its Morningstar peer group. The Portfolio underperformed its benchmark and Morningstar peer group for the 1-, 3- and 5-year periods ended June 30, 2008. The Managers took into account management’s discussion of the Portfolio’s performance, noting that the Portfolio’s investment strategy left no room for First Trust to improve on performance. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable in view of the services received by the Portfolio from ONI and First Trust.

After consideration of the foregoing, the Board reached the following conclusions regarding the Investment Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio, in addition to the conclusions set forth above: (a) ONI and First Trust had demonstrated that they possessed the capability and resources to perform the duties required of them under the Investment Advisory Agreement and Sub-Advisory Agreement, respectively; (b) First Trust’s investment philosophy, strategies and techniques were appropriate for pursuing the applicable Portfolio’s investment objective; (c) First Trust was likely to execute its investment philosophy, strategies and techniques consistently over time; and (d) ONI and First Trust maintained appropriate compliance programs. Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Manager not necessarily attributing the same weight to each factor, the Board

(continued)

The Dow® Target Variable Fund LLC

Additional Information (Unaudited) (Continued)	December 31, 2008

concluded that approval of the Investment Advisory Agreement and the Sub-Advisory Agreement was in the best interests of each Portfolio and its shareholders. Accordingly, the Board, including a majority of the Independent Managers, voted to approve the Investment Advisory Agreement and the Sub-Advisory Agreement for each Portfolio.

(2)	Expense Disclosure

An individual may not buy or own membership interest of the Fund directly. An individual acquires an indirect interest in the Fund by purchasing a variable annuity or life insurance contract and allocating payments to Fund Portfolios available through separate accounts. The separate accounts of ONLIC are the shareholders of the Fund.

As a shareholder of the Fund, a separate account incurs ongoing costs, including management fees and other Fund expenses. This example is intended to help a policy/contract owner understand ongoing costs (in dollars) associated with the underlying investment in Fund’s Portfolios by the separate account shareholder and to compare these costs with the ongoing costs associated with investing in other mutual funds.

The example is based on an investment of $1,000 invested at July 1, 2008 and held through December 31, 2008.

Actual Expenses

The table below provides information about investment values and actual expenses associated with each Portfolio of the Fund. The information below, together with the amount of an underlying investment, can be used to estimate expenses paid over the period. An estimate can be obtained by simply dividing an underlying investment value by $1,000 (for example, an $8,600 investment value divided by $1,000 = 8.6), then multiplying the result by the number in the table under the heading entitled “Expenses Paid During Period” .

	Beginning	Ending	Expense Paid	Expense Ratio
	Investment	Investment	During	During Period
	Value	Value	Period*	7/1/08 — 12/31/08
Portfolio	7/1/08	12/31/08	7/1/08 — 12/31/08	(Annualized)

Dow Target 10 — First Quarter	$1,000.00	$795.40	$4.75	1.05%
Dow Target 10 — Second Quarter	1,000.00	745.00	4.41	1.01%
Dow Target 10 — Third Quarter	1,000.00	723.85	4.38	1.01%
Dow Target 10 — Fourth Quarter	1,000.00	783.43	4.63	1.03%
Dow Target 5 — First Quarter	1,000.00	737.85	4.53	1.04%
Dow Target 5 — Second Quarter	1,000.00	716.54	4.83	1.12%
Dow Target 5 — Third Quarter	1,000.00	601.31	4.70	1.17%
Dow Target 5 — Fourth Quarter	1,000.00	712.41	4.86	1.13%

(continued)

The Dow® Target Variable Fund LLC

Additional Information (Unaudited) (Continued)	December 31, 2008

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical investment values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not an actual return. The hypothetical investment values and expenses may not be used to estimate the actual ending investment balance or expenses actually paid for the period by the shareholders. A policy/contract holder may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning	Ending	Expense Paid	Expense Ratio
	Investment	Investment	During	During Period
	Value	Value	Period*	7/1/08 — 12/31/08
Portfolio	7/1/08	12/31/08	7/1/08 — 12/31/08	(Annualized)

Dow Target 10 — First Quarter	$1,000.00	$1,019.84	$5.35	1.05%
Dow Target 10 — Second Quarter	1,000.00	1,020.08	5.11	1.01%
Dow Target 10 — Third Quarter	1,000.00	1,020.06	5.13	1.01%
Dow Target 10 — Fourth Quarter	1,000.00	1,019.94	5.25	1.03%
Dow Target 5 — First Quarter	1,000.00	1,019.92	5.27	1.04%
Dow Target 5 — Second Quarter	1,000.00	1,019.51	5.68	1.12%
Dow Target 5 — Third Quarter	1,000.00	1,019.27	5.92	1.17%
Dow Target 5 — Fourth Quarter	1,000.00	1,019.46	5.73	1.13%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year. Please note that the expenses shown in these tables are meant to highlight ongoing fund costs only and do not reflect any contract-level expenses or fund transactional costs, such as sales charges (loads), or exchange fees (if any). Therefore, these tables are useful in comparing ongoing fund costs only, and will not fully assist a policy/contract owner in determining the relative total expenses of different funds. In addition, if transactional costs were included, costs may be higher for these Portfolios as well as for a fund being compared.

“Dow Jones Industrial Averagesm”, “DJIAsm”, “Dow Industrialssm”, and “The Dow®” are service marks or trademarks of Dow Jones & Company, Inc. (“Dow Jones”) and have been licensed for uses for certain purposes by First Trust, ONI and the Fund. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the Fund’s unit owners or any member of the public regarding the advisability of purchasing the Fund. Dow Jones’ only relationship to the Fund, ONLIC, ONI or First Trust is the licensing of certain copyrights, trademarks, servicemarks and service names of Dow Jones. Dow Jones has no obligation to take the needs of ONLIC, ONI, First Trust or variable annuity owners into consideration in determining, composing or calculating the Dow. Dow Jones is not responsible for and has not participated in the determination of the terms and conditions of the Fund, including the pricing of Fund interests or the amount payable under variable contracts. Dow Jones has no obligation or liability in connection with the administration or marketing of the Fund or any variable annuity contracts.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, ONI, ONLIC, VARIABLE ANNUITY OWNERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGEsm OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND FIRST TRUST, ONI, AND/OR ONLIC.

The Dow® Target Variable Fund LLC

Information about Managers and Officers (Unaudited)	December 31, 2008

			Term served	Number of
			as Officer	Portfolios in	Principal Occupation and Other
Name and Address	Age	Position with the Fund	or Manager	Fund Complex	Directorships During Past Five Years

Independent Directors

James E. Bushman 100 W. Rivercenter Boulevard, 2C Covington, Kentucky	64	Manager, Chairman of Audit Committee and Member of Independent Directors Committee	Since March 2000	32	Director, Chairman and CEO: Cast-Fab Technologies, Inc. (a manufacturing company); Director: The Midland Company (1998-2008), Air Transport Services Group, Inc., The Littleford Group, Inc., Hilltop Basic Resources, Inc., The Elizabeth Gamble Deaconess Home Association, The Christ Hospital and The University of Cincinnati Foundation.

L. Ross Love 2121 Alpine Place Cincinnati, Ohio	62	Manager, Member of Audit and Independent Directors Committees	Since October 1998	32	Director, President and CEO: Blue Chip Enterprises LLC (a company with holdings in the communications and medical equipment industries.); Trustee: Syracuse University, Greater Cincinnati Chamber of Commerce.

George M. Vredeveld University of Cincinnati Econ. Center for Educ. & Research 90 W. Daniels Cincinnati, Ohio	66	Lead Independent Director, Member of Audit and Independent Directors Committees	Since March 1996	32	Alpaugh Professor of Economics: University of Cincinnati; President: Economics Center for Education & Research

John I. Von Lehman 10 Creek Side Drive Cincinnati, Ohio	56	Manager, Member of Audit and Independent Directors Committees	Since August 2007	32	Former Executive Vice President, CFO, Secretary, and Director: The Midland Company (1988-2007); Director and Audit Committee Member: American Financial Group, Inc.; Director: Life Enriching Communities; Audit Committee Member: Health Alliance of Cincinnati, Red Cross Cincinnati Chapter; Investment Committee: Xavier University Foundation.

Interested Director and Officers

John J. Palmer One Financial Way Cincinnati, Ohio	69	President, Chairman and Manager	Since July 1997	32	Director and Vice Chairman: ONLIC; President, CEO and Director: NSLA; Director: ONI and various other Ohio National-affiliated companies; Director: Cincinnati Symphony Orchestra; Trustee: Cincinnati Opera.

Thomas A. Barefield One Financial Way Cincinnnati, Ohio	56	Vice President	Since February 1998	32	Executive Vice President and Chief Marketing Officer - Institutional Sales: ONLIC; Director and Vice President - Marketing: NSLA; Director: ONI; Senior Vice President: Ohio National Equities, Inc.; Recent graduate of class XXIX of Leadership Cincinnati.

Christopher A. Carlson One Financial Way Cincinnnati, Ohio	49	Vice President	Since March 2000	32	Senior Vice President and Chief Investment Officer: ONLIC; President and Director: ONI; Chief Investment Officer: NSLA; Officer and Director of various other Ohio National-affiliated companies.

Dennis R. Taney One Financial Way Cincinnnati, Ohio	61	Chief Compliance Officer	Since June 2004	32	Second Vice President: ONLIC, Chief Compliance Officer: ONLIC, ONI, NSLA, and other Ohio National-affiliated companies; Prior to August 2004 was Treasurer of the Fund.

R. Todd Brockman One Financial Way Cincinnati, Ohio	40	Treasurer	Since August 2004	32	Second Vice President, Mutual Fund Operations: ONLIC and NSLA; Treasurer: ONI, Prior to July 2004 was Assurance Manager with Grant Thornton LLP, a certified public accounting firm.

Kimberly A. Plante One Financial Way Cincinnnati, Ohio	34	Secretary	Since March 2005	32	Prior to August 2007 was Assistant Secretary, Associate Counsel: ONLIC; Secretary: ONI; Prior to December 2004 was Associate with Dinsmore & Shohl LLP, attorneys at law.

The Dow® Target Variable Fund LLC

Information about Managers and Officers (Unaudited)	December 31, 2008

			Term served	Number of
			as Officer	Portfolios in	Principal Occupation and Other
Name and Address	Age	Position with the Fund	or Manager	Fund Complex	Directorships During Past Five Years

Catherine E. Gehr One Financial Way Cincinnnati, Ohio	36	Assistant Treasurer	Since March 2005	32	Manager, Mutual Fund Operations: ONLIC; Prior to April 2004 was an Accounting Consultant in the Financial Control Department of ONLIC.

Katherine L. Carter One Financial Way Cincinnnati, Ohio	29	Assistant Secretary	Since August 2007	32	Assistant Counsel: ONLIC; Prior to July 2007 was Compliance Officer with Fifth Third Securities, Inc.

[THIS PAGE INTENTIONALLY LEFT BLANK]

The Dow®Target Variable Fund LLC P.O. Box 371 Cincinnati, Ohio 45201

Item 2.  Code Of Ethics.
As of the end of the period covered by this report, The Dow® Target Variable Fund (the “Fund”) has adopted a code of ethics that applies to the Fund’s principal executive officer and principal financial officer. A copy of this Code of Ethics is filed as an exhibit to this Form N-CSR and is also available, without charge, upon request, by calling 877-781-6392 toll free.
Item 3.   Audit Committee Financial Expert.
The Fund’s Board of Managers has determined that the Fund has an audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Mr. James E. Bushman. Mr. Bushman is independent for purposes of Item 3 of Form N-CSR.
Item 4.   Principal Accountant Fees And Services.
The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are listed below.
(a) Audit Fees.

Fiscal year ended December 31, 2008:	$19,120
Fiscal year ended December 31, 2007:	$18,400
(b) Audit-Related Fees.
Professional services rendered in connection with the consent on the Fund’s N1A filing.

Fiscal year ended December 31, 2008:	$4,600
Fiscal year ended December 31, 2007:	$4,600
(c) Tax Fees.                None.

(d) All Other Fees.       None.
(e) (1) Audit Committee Pre-Approval Policies and Procedures:
The Fund’s Audit Committee has adopted an Audit Committee Charter that requires that the Audit Committee oversee the quality and appropriateness of the accounting methods used in the preparation of the Fund’s financial statements, and the independent audit thereof; approve the selection and compensation of the independent auditors; and pre-approve the performance, by the independent auditors, of non-audit services for the Fund, its investment adviser, or any affiliated entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund.
(e) (2) Services Approved Pursuant to Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:
During the fiscal years ended December 31, 2007 and 2006, there were no non-audit services provided by the Fund’s principal accountant that would have required pre-approval by the Fund’s Audit Committee. The audit related fees aforementioned were pre-approved by the Fund’s Audit Committee, although not required by paragraph (c) (7) (ii) of Regulation S-X as the audit-related fees were less than five percent of the total amount of revenues paid to the Fund’s principal accountant.
(f)	Not applicable.

(g)	There were no non-audit services provided by the Fund’s principal accountant, other than items disclosed in (b) above, in which a fee was billed to the Fund, the Fund’s adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years.

(h)	Not applicable, as there were no non-audit services performed by the Fund’s principal accountant that were rendered to the Fund, the Fund’s adviser, or any entity controlling, controlled by, or under common control with the adviser that provided ongoing services to the registrant that were not pre-approved for the last two fiscal years.
Item 5. Audit Committee Of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
Not applicable.
Item 7. Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.
Not Applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not Applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not Applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Managers.
Item 11. Controls and Procedures.
(a)	The Fund’s principal executive officer and principal financial officer have concluded, based on their evaluation conducted as of a date within 90 days of the filing of this report, that the Fund’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Fund, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Fund’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	The Fund’s Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the Fund as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

The certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
The Dow® Target Variable Fund LLC

By:	/s/ John J. Palmer John J. Palmer
President and Manager
March 9, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
The Dow® Target Variable Fund LLC

By:	/s/ John J. Palmer John J. Palmer
President and Manager
March 9, 2009

By:	/s/ R. Todd Brockman R. Todd Brockman
Treasurer
March 9, 2009